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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
OVERLAND STORAGE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OVERLAND STORAGE, INC.
4820 Overland Avenue
San Diego, California 92123

October 11, 2004

Dear Shareholder:

        You are cordially invited to attend the annual meeting of shareholders of Overland Storage, Inc. to be held at the offices of our company, located at 4820 Overland Avenue, San Diego, California 92123, on Monday, November 15, 2004 at 9:00 a.m. (Pacific Time).

        The attached notice of annual meeting and proxy statement include the agenda for the shareholders' meeting and explain the matters that we will discuss at the meeting, and provide general information about Overland Storage, Inc.

        Your vote is very important. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy as soon as possible to ensure your representation at the meeting. We have provided a postage-paid envelope for your convenience. If you plan to attend the annual meeting and prefer to vote in person, you may still do so even if you have already returned your proxy.

        If you are a shareholder of record (that is, if your stock is registered with us in your own name), then you may vote by telephone, or electronically over the Internet, by following the instructions included in the proxy statement and with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote by telephone or the Internet. If so, the voting form that your nominee sends you will provide telephone and Internet instructions.

        We look forward to seeing you at the annual meeting.

Sincerely,

CHRISTOPHER P. CALISI President and Chief Executive Officer

OVERLAND STORAGE, INC.
4820 Overland Avenue
San Diego, California 92123

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 15, 2004

        The annual meeting of shareholders of Overland Storage, Inc. will be held at the offices of our company, located at 4820 Overland Avenue, San Diego, California 92123, on Monday, November 15, 2004, at 9:00 a.m. (Pacific Time) for the following purposes:

  1.
  To elect six directors;

  2.
  To approve amendments to our company's 2003 Equity Incentive Plan (a) to increase the number of shares reserved for issuance under the plan by 1,000,000 shares, (b) to change the method by which certain awards granted under the plan are counted against the number of shares reserved for issuance by counting any shares granted as restricted shares or stock units as two shares for every one share subject to the award and (c) to remove the limit on the number of shares that can be granted as restricted shares or stock units;

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ended June 30, 2005; and

  4.
  To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

        The foregoing items of business are more fully described in the proxy statement.

        The Board of Directors has fixed the close of business on September 20, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof. A list of shareholders entitled to vote at the meeting will be available for inspection at our offices.

By Order of the Board of Directors

Dated: October 11, 2004 VERNON A. LOFORTI Secretary

        All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, sign, date and return the enclosed proxy card as soon as possible to ensure your representation at the meeting. A postage-paid return envelope is enclosed for your convenience. Shareholders with shares registered directly with our transfer agent, Wells Fargo Shareowner Services, may choose to vote those shares via the Internet at http://www.eproxy.com/ovrl, or they may vote telephonically, within the U.S. and Canada, by calling 1-800-560-1965. Shareholders holding shares with a broker or bank may also be eligible to vote via the Internet or to vote telephonically if their broker or bank participates in the proxy voting program provided by ADP Investor Communication Services. See "Voting Shares Registered in the Name of a Broker or Bank" in the proxy statement for further details on the ADP program. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the meeting, then you must obtain from the record holder a proxy issued in your name.

OVERLAND STORAGE, INC.
4820 Overland Avenue
San Diego, California 92123

2004 PROXY STATEMENT

General Information

        Your proxy in the form of the enclosed proxy card has been solicited by the Board of Directors of Overland Storage, Inc., a California corporation, for use at our 2004 annual meeting of shareholders. The meeting will be held at the offices of our company, located at 4820 Overland Avenue, San Diego, California 92123, on Monday, November 15, 2004 at 9:00 a.m. (Pacific Time) or at any adjournment or postponement thereof, for the purposes stated herein. This proxy statement summarizes the information that you will need to know to vote in an informed manner.

Voting Rights and Outstanding Shares

        We will begin mailing this proxy statement and the accompanying proxy card on or about October 11, 2004 to all shareholders of record that are entitled to vote. Only shareholders that owned our common stock at the close of business on September 20, 2004 are entitled to vote at the annual meeting. On this record date, we had 13,768,581 shares of our common stock outstanding.

        Each share of our common stock that you own entitles you to one vote on all matters to be voted upon at the meeting. The proxy card indicates the number of shares of our common stock that you own. We will have a quorum to conduct the business of the annual meeting if holders of a majority of the shares of our common stock are present, in person or by proxy. Abstentions and broker non-votes (i.e., shares of common stock held by a broker or nominee that are represented at the meeting, but that the broker or nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the meeting.

        Directors will be elected by a plurality of votes cast by shares present or represented at the meeting. Abstentions will have no impact on the election of directors. The proposals to (i) approve the amendment to our 2003 Equity Incentive Plan and (ii) ratify the appointment of our independent auditors must be approved by a majority of votes actually cast. Abstentions and broker non-votes are not counted as votes for or against these proposals, but the number of votes cast in favor of each proposal must be at least a majority of the required quorum.

Voting Shares Registered in Your Name

        If you are a shareholder of record, you may vote in one of three ways:

  •
  Attend the 2004 annual meeting and vote in person;

  •
  Complete, sign, date and return the enclosed proxy card; or

  •
  Vote by telephone or the Internet following the instructions included with your proxy card and outlined below.

        If you are a shareholder of record, then you may go to http://www.eproxy.com/ovrl/ to vote your shares over the Internet. The votes represented by this proxy will be generated on the computer screen and you will be prompted to submit or revise your vote as desired. If you are using a touch-tone telephone and are calling from the U.S. or Canada, then you may vote your shares by calling 1-800-560-1965 and following the recorded instructions.

        Votes submitted by telephone or via the Internet must be received by 2:00 p.m., Pacific Time, on Friday, November 12, 2004. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the annual meeting.

Voting Shares Registered in the Name of a Broker or Bank

        Most beneficial owners whose stock is held in street name will receive instructions for voting their shares from their broker, bank or other agent, rather than our proxy card.

        A number of brokers and banks participate in a program provided through ADP Investor Communication Services that allows shareholders to grant their proxy to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, then you may vote your shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or over the Internet at ADP Investor Communication Services' web site at http://www.proxyvote.com.

        If you wish to vote in person at the annual meeting, then you must obtain a legal proxy issued in your name from the broker, bank or other nominee that holds your shares of record.

Tabulation of Votes

        A representative from our transfer agent, Wells Fargo Shareowner Services, will tabulate the votes. The shares of our common stock represented by proxy will be voted in accordance with the instructions given on the proxy so long as the proxy is properly executed and received by us prior to the close of voting at the meeting or any adjournment or postponement of the meeting. If no instruction is given, then the proxy will be voted for the nominees for director and for each of the other proposals. In addition, the individuals that we have designated as proxies for the meeting will have discretionary authority to vote for or against any other shareholder matter presented at the meeting.

Revocability of Proxies

        As a shareholder of record, once you have submitted your proxy by mail, telephone or Internet, you may revoke it at any time before it is voted at the meeting. You may revoke your proxy in any one of three ways:

  •
  You may mail to us another proxy marked with a later date;

  •
  You may notify our Secretary in writing that you wish to revoke your proxy before it is voted at the annual meeting; or

  •
  You may vote in person at the annual meeting.

Solicitation

        We will bear the entire cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. We have retained The Proxy Advisory Group of Strategic Stock Surveillance, LLC to provide consulting and assist with the solicitation of proxies, and we will pay fees and reimbursements of customary expenses that are not expected to exceed $14,500 in the aggregate. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock that are beneficially owned by others for forwarding to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Solicitations will be made primarily through the mail, but may be supplemented by telephone, telegram, facsimile, Internet or personal solicitation by our directors, officers, employees or other agents. No additional compensation will be paid to these individuals for these services.

Shareholder Proposals for 2005

        Requirements for Shareholder Proposals to be Brought Before an Annual Meeting.    Our bylaws provide that, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the shareholder must have given timely notice of the proposal or nomination in writing to the company's Secretary. To be timely for the 2005 annual meeting, a shareholder's notice must be delivered to or mailed and received by our Secretary at our principal executive offices between July 12, 2005 and August 11, 2005. A shareholder's notice to the Secretary must set forth, as to each matter the shareholder proposes to bring before the annual meeting, the information required by our bylaws.

        Requirements for Shareholder Proposals to be Considered for Inclusion in Overland's Proxy Materials.    Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2005 annual meeting must be received by us not later than June 12, 2005, in order to be considered for inclusion in our proxy materials for that meeting.

BOARD STRUCTURE AND COMPENSATION

Board Meetings and Committees

        Our Board currently has seven directors and the following three committees: Audit, Compensation and Nominating and Governance. The Charters of the committees, which have been adopted by the Board, are attached as Appendix A, Appendix B and Appendix C respectively, to this proxy statement. All of these committees are comprised entirely of independent directors as defined in the listing standards of the NASDAQ Stock Market and who are not officers or former officers of our company. During the fiscal year ended June 30, 2004, our Board held seven meetings and each director attended at least 75% of all Board and applicable committee meetings, in each case during the periods that he served. Membership of the committees is as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee
John A. Shane (Chairman)	Peter Preuss (Chairman)	Robert A. Degan (Chairman)
Robert A. Degan	Robert A. Degan	John Mutch
John Mutch	John Mutch	Peter Preuss
Peter Preuss	John A. Shane	John A. Shane

        Each of the committee members served in such capacity for all of the last fiscal year, except Mr. Mutch who was elected to each of the committees on August 7, 2003.

        Audit Committee.    The Audit Committee held nine meetings during fiscal year 2004. The Audit Committee acts pursuant to the Audit Committee Charter and currently performs the following functions:

  •
  reviews our annual and quarterly financial statements and oversees the annual and quarterly financial reporting processes;

  •
  reviews and approves all related party transactions;

  •
  selects our independent auditors, pre-approves all auditing and non-audit services by them, oversees and approves their compensation and independence and reviews the scope of their activities;

  •
  receives and considers our independent auditors' comments as to the adequacy and effectiveness of our accounting and financial controls, and the evaluation of our staff and management performance;

  •
  retains independent counsel, accountants, or others at the expense of the company to advise the committee or assist in the conduct of an investigation;

  •
  reviews the company's effectiveness and methodology for monitoring compliance with laws and regulations and oversees any investigations regarding compliance matters;

  •
  reviews the process for communicating the code of ethics to company personnel and monitors compliance with such code of ethics; and

  •
  considers the effectiveness of the company's internal control system, including information technology security and control.

        A copy of the Audit Committee Charter is publicly available on our website at www.overlandstorage.comp.

        The Board of Directors has determined that Messrs. Degan, Mutch and Shane qualify as "audit committee financial experts" as defined in Item 401 of Regulation S-K under the Securities Exchange Act of 1934.

        Compensation Committee.    The Compensation Committee held six meetings during fiscal 2004. The Compensation Committee acts pursuant to the Compensation Committee Charter adopted by the Board of Directors and currently performs the following functions:

  •
  reviews and approves executive compensation levels;

  •
  reviews the performance of our CEO;

  •
  awards stock options and administers our various stock option and employee stock purchase plans; and

  •
  reviews Board compensation.

        A copy of the Compensation Committee Charter is publicly available on our website at www.overlandstorage.com.

        Nominating and Governance Committee.    The Nominating and Governance Committee held three meetings during fiscal 2004. The Nominating and Governance Committee currently performs the following functions:

  •
  identifies individuals qualified to become Board members;

  •
  recommends the persons to be nominated by the Board for election as directors at the annual meeting of shareholders;

  •
  regularly reviews and advises the Board with respect to corporate governance principles and policies applicable to the company; and

  •
  oversees the annual evaluation of the Board's effectiveness.

        A copy of the Nominating and Governance Committee Charter is publicly available on our website at www.overlandstorage.com.

        The Nominating and Governance Committee is responsible for reviewing with the Board of Directors, on an annual basis, the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board of Directors and to set those forth in writing. This assessment includes issues of diversity, experience, judgment, ability and willingness to devote the necessary time, and familiarity with domestic and/or international markets-all in the context of an assessment of the perceived needs of the company. The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. The Nominating and Governance Committee has not established any specific minimum criteria or qualifications that a nominee must possess.

        The Nominating and Governance Committee will consider nominees recommended by our shareholders if the nominee recommendations are submitted in writing to our Secretary at our headquarters in San Diego, California. The submission must be delivered to or mailed and received at the principal executive offices of the company not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the day on which the proxy statement for the prior year's annual meeting was first mailed to shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, for the submission to be timely it must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

        A shareholder's submission must include the following information as to each person whom the shareholder proposes to be nominated as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the number of shares of capital stock of the company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, and (E) the written consent of the proposed nominee to serve as a director if elected. In addition, the submitting shareholder will need to provide information about himself or herself as required by our bylaws.

Independence of the Board of Directors

        After review of all relevant transactions or relationships between each director, or any of his family members, and the company, our senior management and independent auditors, the Board of Directors has affirmatively determined that Robert A. Degan, John Mutch, Michael Norkus, Peter Preuss and John A. Shane are independent directors within the meaning of the listing standards of the NASDAQ Stock Market.

Non-Employee Director Compensation

        During fiscal year 2004, our compensation plan for non-employee directors consisted of both a cash component and an equity component. We paid each non-employee director $5,000 per quarter, plus $2,500 for each Board meeting attended ($1,250 if held telephonically), plus reimbursement for expenses. Members of the Audit Committee and the Compensation Committee received a retainer of $500 per quarter in lieu of a fee for committee meetings attended during a quarter and members of the Nominating and Governance Committee received $500 for each committee meeting attended ($250 if held telephonically and no fee if held the same day as a Board meeting).

        In addition to the cash component of compensation, each non-employee director receives stock options. Before November 2003, each non-employee director received a ten-year nonqualified stock option to purchase 50,000 shares at the fair market value upon appointment to the Board (Old Equity Compensation Program). These options vested at the rate of 3,000 shares for each Board meeting held. To the extent option shares were available for grant, a new option to purchase 50,000 shares was granted when options held by a currently serving non-employee director fully vested. On November 17, 2003, upon shareholder approval of the company's 2003 Equity Incentive Plan, our methodology for options and other equity awards granted to non-employee directors changed to a formula methodology (Current Equity Compensation Program). Under the Current Equity Compensation Program, each non-employee director receives a ten-year nonqualified stock option to purchase 18,000 shares on the same date as the company's annual meeting of shareholders. These options are exercisable at fair market value on the date of grant and vest in equal monthly installments over a 12-month period, as measured from the grant date. Non-employee directors who have existing unvested options granted under the Old Equity Compensation Plan on an annual meeting date will not receive a new grant under the Current Equity Compensation Program. Under the Current Equity Compensation Program, Messrs. McClendon, Preuss and Shane each received an option for 18,000 shares on November 17, 2003. Messrs. Degan and Mutch did not receive an option under the Current Equity Compensation Program since they have unvested options granted under the Old Equity Compensation Program. Mr. Shane was also granted an option for 6,000 shares on September 9, 2003 under the Old Equity Compensation Program since his option under the Old Equity Compensation Program vested in full several months prior to shareholder approval of the 2003 Equity Incentive Plan under which the Current Equity Compensation Program is set forth. Under the Current Equity Compensation Program, when a new non-employee director joins the board, or when an existing director's option fully vests under the Old Equity Compensation Program, such director will be awarded a new option for a number of shares determined by multiplying 1,500 by the number of months remaining until the next scheduled annual meeting date, giving credit for any partial month. Such option will vest at the rate of 1,500 shares per month and will be fully vested at the next annual meeting date, at which time the director will receive the normal annual grant. In connection with his election to the Board, pursuant to the Current Equity Compensation Program, Michael Norkus received an option for 4,500 shares on August 11, 2004.

Shareholder Communications with the Board of Directors

        Historically, we have not adopted a formal process for shareholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. During the upcoming fiscal year the Nominating and Corporate Governance Committee will establish with the Board a formal process for shareholder communications with the Board and will publish it promptly and post it to our website. Currently, shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Secretary of Overland Storage, Inc. at 4820 Overland Avenue, San Diego, California 92123.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information About our Board of Directors

        Our Board of Directors, acting pursuant to the bylaws of the company, has determined that the number of directors constituting the full Board of Directors shall be seven at the present time. The Board will have a vacancy following the annual meeting, given that Mr. Shane is retiring from the Board immediately upon the adjournment of the annual meeting. We are deeply indebted to Mr. Shane for his 14 years of dedicated service. The vacancy on the Board, created by the retirement of Mr. Shane may be filled subsequent to the 2004 annual meeting by the Board in accordance with applicable law and the company's bylaws. In accordance with provisions in the company's bylaws concerning advance notice for the nomination of directors, no nomination for the vacancy on the Board will be accepted at the 2004 annual meeting.

        The Board of Directors has, upon recommendation of the Nominating and Governance Committee, nominated Christopher Calisi, Robert Degan, Scott McClendon, John Mutch, Michael Norkus and Peter Preuss for reelection as members of the Board of Directors. Each of the nominees is currently a director of our company. Each newly elected director will serve a one-year term until the next annual meeting of shareholders or until his successor is elected and qualified. During the course of a term, the Board may elect a new director to fill any vacant spot, including a vacancy caused by an increase in the size of the Board. The new director will complete the term of the director he or she replaced. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. However, if any nominee cannot serve, then your proxy will be voted for another nominee proposed by the Board, or the Board may reduce the number of directors. Any votes cast may be distributed among the director nominees voted for in such proportions as the proxy holder may determine in his sole judgment.

        The company, as a matter of policy, encourages its directors to attend meetings of shareholders. Five out of six of the directors then serving on our Board attended the 2003 annual shareholder meeting.

Cumulative Voting Rights

        Our bylaws provide that you can cumulate your votes in the election of directors if, before the vote begins, the candidate or candidates have been nominated and any of our shareholders notifies us of his or her intent to cumulate his or her votes. Under cumulative voting, you may cast a number of votes equal to the product of the number of your shares times the number of directors to be elected at the meeting. If you notify us that you intend to cumulate your votes at any time before the election of directors begins, then you may vote all of your votes for one candidate, or you may distribute your votes among as many candidates as you desire. The candidates receiving the six highest numbers of affirmative votes of the shares entitled to vote in the election of directors will be elected. If voting for directors is conducted by cumulative voting, then the person named on the proxy will have discretionary authority to cumulate votes among the candidates.

Vote Required

        The six nominees who receive the highest number of votes represented by shares of common stock present or represented by proxy and entitled to vote at the annual meeting will be elected.

Biographies of Director Nominees

Christopher P. Calisi Director since 2001 Age 44	Mr. Calisi has served as our President and Chief Executive Officer since March 2001. From October 1999 to January 2001, he was Chief Executive Officer of eHelp Corporation, a provider of Internet development tools. From 1992 to 1999, he held several senior executive positions with Symantec Corporation, a provider of Internet security technology, including Vice President, Communications Division and Vice President, Sales & Marketing—Asia Pacific. From 1988 to 1991, he held management positions in sales and marketing with Unify Corporation, a provider of database and application development and deployment software and services.
Robert A. Degan Director since 2000 Age 65
Mr. Degan has been a private investor since January 2000. From November 1998 to December 1999, Mr. Degan served as General Manager of the Enhanced Services & Migration Business Unit (formerly, Summa Four, Inc.) of Cisco Systems, Inc., an Internet networking company. From July 1998 to November 1998, Mr. Degan was Chairman, President and Chief Executive Officer of Summa Four, Inc., and from January 1997 to July 1998 he served as its President and Chief Executive Officer and as a director. Mr. Degan is also a director of FlexiInternational Software, Inc., a financial accounting software company, Gensym Corporation, an expert system software company, and CaminoSoft Corp., an information storage company. Mr. Degan was formerly on the research staff at Massachusetts Institute of Technology (MIT).
Scott McClendon Director since 1991 Age 65
Mr. McClendon is currently a business consultant and Chairman of our Board of Directors. He served as our President and Chief Executive Officer from October 1991 to March 2001, when he was named our Chairman, and was an officer and employee until June 2001. He was employed by Hewlett-Packard Company, a global manufacturer of computing, communications and measurement products and services, for over 32 years in various positions in engineering, manufacturing, sales and marketing. He last served as the General Manager of the San Diego Technical Graphics Division and Site Manager of Hewlett-Packard in San Diego, California. Mr. McClendon is a director of SpaceDev, Inc., an aerospace development company and Procera Networks, Inc., a network equipment company.

John Mutch Director since 2003 Age 48
Mr. Mutch has served as President and Chief Executive Officer of Peregrine Systems, Inc. since August 2003, having been appointed by the bankruptcy court as a director of Peregrine in March 2003 to help resolve their Chapter 11 proceedings. Mr. Mutch served as President and Chief Executive Officer of HNC Software, an enterprise analytics and decision management software firm from July 1997 until its acquisition by Fair Isaac Corporation in August 2002. From July 1994 to July 1997, Mr. Mutch was the founder and General Partner of MVenture Holdings, Inc., a special-situation private equity fund that invested in public and private technology companies. Mr. Mutch spent December 1986 through June of 1994 at Microsoft Corporation holding a variety of sales and executive marketing positions. Mr. Mutch also serves on the Board of Directors of Brio Software, Inc.
Michael Norkus Director since 2004 Age 58
Michael Norkus is the president of Alliance Consulting Group, a strategy consulting firm which he founded in 1986. From 1975 to 1986, Mr. Norkus served as Vice President of Boston Consulting Group where he was the founding member of the firm's Munich, Germany office. Mr. Norkus is also a member of the Board of Associates of The Whitehead Institute in Cambridge, Massachusetts.
Peter Preuss Director since 1998 Age 61
Mr. Preuss has been a private investor since 1985. He has served as President of The Preuss Foundation, Inc., a non-profit corporation that sponsors cancer research and related seminars and conferences, since it was founded in 1985. From 1970 to 1986, he was President and Chairman of the Board of Integrated Software Systems Corporation (ISSCO), the first software company specializing in computer graphics, which he founded. Mr. Preuss currently serves as a Regent of the University of California.

        There are no family relationships between any nominees or executive officers of our company.

OUR BOARD RECOMMENDS A VOTE "FOR" THE ELECTION
TO THE BOARD OF EACH OF THESE NOMINEES

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE 2003 EQUITY INCENTIVE PLAN

        Shareholders are being asked to approve amendments to our 2003 Equity Incentive Plan (the 2003 Plan) (a) to increase by 1,000,000 the number of shares of common stock reserved for issuance under the 2003 Plan, (b) to change the method by which certain awards granted under the plan are counted against the number of shares reserved for issuance by counting any shares granted as restricted shares or stock units as two shares for every one share subject to the award and (c) to remove the limit on the number of shares that can be granted as restricted shares or stock units. Our Board approved the proposed amendments described above on September 29, 2004, subject to shareholder approval. The 2003 Plan as proposed to be amended is attached to this proxy statement as Appendix D.

        Below is a summary of the principal provisions of the 2003 Plan assuming approval of the above amendments.

History of the 2003 Plan

        On August 7, 2003, our Board adopted the 2003 Plan and, on November 17, 2003, it was approved by shareholders. Upon adoption of the 2003 Plan by our shareholders, the company's then existing option plans, including the 1995 Stock Option Plan, 1997 Equity Stock Option Plan, 2000 Stock Option Plan and 2001 Supplemental Stock Option Plan (collectively, the Old Option Plans) were terminated for new grants. The Old Option Plans continue to govern outstanding awards previously granted under such plans.

        It was determined to be in the company's best interest to effectively transfer the shares authorized and available for grant under the terminated Old Option Plans into the pool of shares available under the 2003 Plan. The initial reserve under the 2003 Plan was subject to a maximum limitation of 3,727,827 shares, and included:

  •
  shares of common stock available for issuance under the Old Option Plans as of the date of shareholder approval of the 2003 Plan (the Approval Date);

  •
  shares of common stock issued under any Old Option Plan or that are issuable upon exercise of options granted pursuant to the Old Option Plans that expire or become unexercisable for any reason without having been exercised in full after the Approval Date; and

  •
  400,000 new shares of common stock.

        If an award granted under the Old Option Plans terminates, expires or lapses for any reason without having been fully exercised or vested, or is settled by less than the full number of shares of common stock represented by such award actually being issued, the unvested, cancelled or unissued shares of common stock generally will be returned to the available pool of shares reserved for issuance under the 2003 Plan. The number of shares available under the 2003 Plan is also subject to adjustment for stock splits, dividends, reorganizations and the like.

        As of the record date for the annual meeting, 193,618 shares were available for grant under the 2003 Plan. This amount does not include (a) additional shares that may become available upon the termination, cancellation, expiration or lapse of awards granted under the 2003 Plan or the Old Option Plans and (b) the 1,000,000 share increase subject to this proposal.

        Accordingly, if this proposal is approved, the approximate number of shares that would be currently available for grant under the 2003 Plan would increase by 1,000,000 shares, and the total reserve under the plan would increase to 4,727,827 shares.

        We believe strongly that the approval of the amendments to the 2003 Plan discussed in this proposal are essential to our continued success. Stock options and other awards such as those provided under the 2003 Plan are vital to our ability to attract, retain and motivate key employees, consultants and directors who are important to the success and growth of our business, and to create a long-term mutuality of interest between such persons and our shareholders.

Summary of the 2003 Plan

        Some key features of the 2003 Plan include:

  •
  The 2003 Plan is administered by a committee comprised solely of independent directors;

  •
  Any shares to which options or stock appreciation rights pertain will be counted against the total number of shares reserved under the plan as one (1) share for every one (1) share subject to those awards, and any shares to which restricted shares or stock units pertain will be counted against the total number of shares reserved under the plan as two (2) shares for every one (1) share subject those awards, except for stock units which are used to fulfill grants under other plans or programs (such as foreign sub-plans) which are in the nature of stock options or stock appreciation rights;

  •
  Stock options may not be granted at prices below 100% of fair market value of the common stock on the date of grant; and

  •
  Stock options may not be "repriced" after the date of grant without shareholder approval (except as provided under the 2003 Plan for stock splits, recapitalizations and similar events).

        The following paragraphs provide a summary of these key features and further principal features of the 2003 Plan and its operation.

Description of the 2003 Plan

        Background and Purpose of the 2003 Plan.    The purpose of the 2003 Plan is to promote the long-term success of our company and the creation of shareholder value by:

  •
  encouraging employees, non-employee directors and consultants to focus on critical long-range objectives,

  •
  encouraging the attraction and retention of employees, outside directors and consultants with exceptional qualifications, and

  •
  linking employees, outside directors and consultants directly to shareholder interests through increased stock ownership.

        The 2003 Plan permits the grant of the following types of incentive awards: (1) stock options, (2) stock appreciation rights, (3) restricted shares, and (4) stock units.

        Stock Subject to the 2003 Plan.    If shareholders approve the increase in the aggregate number of shares authorized under the 2003 Plan pursuant to this Proposal 3, a total of 4,727,827 shares will be reserved for issuance under the 2003 Plan, representing an increase of 1,000,000 shares. As of the record date for the annual meeting, of the total shares available under the 2003 Plan, 433,995 shares were subject to outstanding awards under the 2003 Plan and 193,618 shares were available for future grants. The discrepancy between the total available reserve of shares, on the one hand, and the total number of shares subject to outstanding awards and currently available for grant, on the other hand, represents shares that may become available out of shares currently reserved under the Old Option Plans as described under "History of the 2003 Plan" above. Any shares to which options or stock appreciation rights pertain will be counted against the total number of shares reserved under the plan as one (1) share for every one (1) share subject to those awards, except for stock units which are used to fulfill grants under other plans or programs (such as foreign sub-plans) which are in the nature of stock options or stock appreciation rights. Any shares to which restricted shares or stock units pertain will be counted against the total number of shares reserved under the plan as two (2) shares for every one (1) share subject those awards.

        Administration of the 2003 Plan.    The Plan requires a committee of two or more directors to administer the 2003 Plan. The members of the committee must be "non-employee directors" under Rule 16b-3 under the Exchange Act, and "outside directors" under Section 162(m) of the Internal Revenue Code. The Board has designated our Compensation Committee as the committee to administer the 2003 Plan. Subject to the terms of the 2003 Plan, the committee has the sole discretion to select the participants who will receive awards, to determine the terms and conditions of awards (for example, the exercise price and vesting schedule), and to interpret the provisions of the 2003 Plan and outstanding awards.

        In addition, the Board has appointed a secondary committee which may grant options only to employees and consultants who are not executive officers or directors of our company.

        Eligibility to Receive Awards.    Employees, non-employee directors and consultants of us and certain of our related companies are eligible to receive awards under the 2003 Plan. The committee generally selects the participants who will be granted awards under the 2003 Plan. However, no participant may be awarded stock options or stock appreciation rights with respect to more than 400,000 shares in any fiscal year.

  Award Types

        Stock Options.    A stock option is the right to acquire shares at a fixed exercise price for a fixed period of time. The committee (or, if authorized for non-executive employees, the secondary committee) will determine the number of shares covered by each option and the exercise price of the shares subject to each option, but such exercise price cannot be less than 100% of the fair market value on the date of grant of the shares covered by the option. Options granted under the 2003 Plan may be either incentive stock options (ISOs) or nonstatutory stock options (NSOs). As required by the Internal Revenue Code and applicable regulations, ISOs are subject to limitations not applicable to NSOs. The exercise price for any ISO granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of the common stock on the date of grant. The aggregate fair market value (determined at the date of grant) of our common stock subject to all ISOs held by a participant that vest in any single calendar year cannot exceed $100,000. ISOs may not transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the option while it is held in trust.

        An option granted under the 2003 Plan generally cannot be exercised until it becomes vested. The committee establishes the vesting schedule of each option at the time of grant. Options granted under the 2003 Plan will expire at the times established by the committee. An ISO will expire not later than ten years after the grant date, and an ISO granted to any employee owning more than 10% of our common stock will expire not later than five years after the grant date.

        The exercise price of each option granted under the 2003 Plan must be paid in cash at the time of exercise, through a broker-assisted "cashless" exercise and sale program, or through another method approved by the committee. The participant must make arrangements to pay any taxes we are required to withhold at the time of exercise.

        Stock Appreciation Rights.    A stock appreciation right is the right to receive, upon exercise, an amount equal to the excess of the fair market value of the shares on the date of exercise over the fair market value of the shares covered by the exercised portion of the stock appreciation right on the date of grant. The committee determines the terms of stock appreciation rights, including the exercise price, the vesting and the term of the stock appreciation right. The committee may determine that a stock appreciation right will only be exercisable if our company satisfies performance goals established by the committee. Settlement of a stock appreciation right may be in shares of common stock or in cash, or any combination thereof, as the committee may determine.

        Restricted Shares.    Awards of restricted shares are shares of common stock that vest in accordance with the terms and conditions established by the committee. The committee also will determine any other terms and conditions of an award of restricted shares. In determining whether an award of restricted shares should be made, and/or the vesting schedule for any such award, the committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the committee may determine that an award of restricted shares will vest only if our company satisfies performance goals established by the committee. However, in no event will the number of restricted shares which are subject to performance-based vesting conditions and which are granted to any one participant in a single fiscal year exceed 100,000.

        Stock Units.    Stock units are the right to receive an amount equal to the fair market value of the shares covered by the stock unit at some future date. The committee will determine all of the terms and conditions of an award of stock units, including the vesting period. Upon each vesting date of a stock unit, a participant will be entitled to receive an amount equal to the then fair market value of the shares vesting on that date. The committee may determine that an award of stock units will vest only if our company satisfies performance goals established by the committee. Payment of stock units may be in shares of common stock or in cash, or any combination thereof, as the committee may determine. However, in no event will the number of stock units which are subject to performance-based vesting conditions and which are granted to any one participant in a single fiscal year exceed 100,000.

        Formula Grants of Awards to Non-Employee Directors.    Under the 2003 Plan, non-employee directors will receive a non-statutory option to purchase 18,000 shares of our common stock upon each annual meeting date. The shares underlying these options vest in equal monthly installments over a 12-month period, as measured from the grant date. However, non-employee directors who have existing unvested non-employee director options (see "Non-Employee Director Compensation" above) at an annual meeting date will not receive a new grant. When a new non-employee director joins the board, or when an existing non-employee director option grant for an existing director fully vests, such director will be awarded a new option for the number of shares determined by multiplying 1,500 by the number of months remaining until the next scheduled annual meeting date, giving credit for any partial month. Such option will vest at the rate of 1,500 shares per month and will be fully vested at the next annual meeting date, at which time the director will receive the normal annual grant. The formula options granted to non-employee directors will have ten-year terms.

        Generally, upon a change in our ownership or control or a merger or sale of all or substantially all of our assets, the vesting of options granted to directors, who are then serving on the Board, will accelerate, and become immediately exercisable.

        Limited Transferability of Awards.    Awards granted under the 2003 Plan generally may not be transferred other than upon death, or pursuant to a court-approved domestic relations order. However, the committee may permit awards other than ISOs to be transferred. Generally, where transfers are permitted, they will be permitted only by gift to a member of the participant's immediate family or to a trust or other entity for the benefit of the member(s) of the participant's and/or his or her immediate family.

        Termination of Employment, Death or Disability.    The committee will determine the effect of the termination of employment on awards, which determination may be different depending on the nature of the termination, such as terminations for cause, terminations resulting from death, disability or retirement and the like.

        Corporate Transaction.    In the event that we are a party to a merger or other reorganization, outstanding awards will be subject to the agreement of merger or reorganization. Such agreement may provide for (a) the continuation of the outstanding awards by our company, if our company is a surviving corporation, (b) the assumption of the outstanding awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding awards, (d) full exercisability or vesting and accelerated expiration of the outstanding awards or (e) settlement of the full value of the outstanding awards in cash or cash equivalents followed by cancellation of such awards. In the event of we sell a division or subsidiary of our company, the Board may, but need not, direct that one or more of the above actions be taken with respect to awards held by persons for whom the transaction or event resulted in a termination of their service. The Board need not adopt the same rules for each award or participant.

        Change in Control.    The committee will decide the effect of a change in control of our company on outstanding awards. The committee may provide that vesting of awards will accelerate on upon a change in control, or upon a change in control followed by an involuntary termination within a certain period of time.

        Amendment and Termination of the 2003 Plan.    The Board generally may amend or terminate the 2003 Plan at any time and for any reason, except that the Board must obtain shareholder approval of material amendments, including any repricing of stock options after the date of their grant (except for stock splits, recapitalizations and similar events), as required by the rules of the NASDAQ Stock Market.

Certain Federal Income Tax Information

        The following is a general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the 2003 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

        Incentive Stock Options.    For federal income tax purposes, the holder of an ISO receives no taxable income at the time of the grant or exercise of the ISO. If such person retains the common stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the date of exercise equal to the difference between the exercise price and fair market value of the stock on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the holder's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

        Nonqualified Stock Options.    A participant who receives an NSO with an exercise price equal to the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        Stock Appreciation Rights.    No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        Restricted Shares.    A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid for the shares.

        Stock Units.    No taxable income is reportable when stock units are granted to a participant. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

        Tax Effect for our Company.    We generally will be entitled to a tax deduction in connection with an award under the 2003 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a stock option).

        Excess Parachute Payments.    The benefits of any award will be reduced if, as a result of a penalty tax that would be imposed by Section 4999 of the Internal Revenue Code for "parachute payments," the after-tax value of the award to the participant will be greater than if the award were not so reduced. In addition, the committee may determine at the time of granting an award or any time after grant to reduce an award so that the award will not be subject to the limitation on deductibility of "parachute payments" imposed by Section 280G of the Internal Revenue Code.

        Section 162(m) Limits.    Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. Our 2003 Plan is qualified such that awards under the plan may constitute performance-based compensation not subject to Section 162(m) of the Internal Revenue Code. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the committee has not adopted a policy that all compensation must be deductible.

New Plan Benefits

        The following table describes the formula grants that will be granted to our non-employee directors immediately after the annual meeting. The other awards, if any that may be made in the future under the 2003 Plan are not determinable.

Name and Position	Dollar Value ($)	Number Units
Christopher P. Calisi, President and Chief Executive Officer	Not applicable	—
Chester Baffa, Vice President, Worldwide Sales and Customer Support	Not applicable	—
Vernon A. LoForti, Vice President, Chief Financial Officer and Secretary	Not applicable	—
Robert J. Scroop, Vice President and General Manager, Automation Business Unit	Not applicable	—
W. Michael Gawarecki, Vice President Operations	Not applicable	—
Executive Group	Not applicable	—
Non-Executive Director Group	To be determined on November 15, 2004	54,000 shares
Non-Executive Officer Employee Group	Not applicable	—

Summary

        We believe strongly that the approval of the amendment to increase the number of authorized shares under the 2003 Plan is essential to our continued success. Awards such as those provided under the 2003 Plan constitute an important incentive for participants and will help us to attract and retain qualified individuals to serve on behalf of our company.

Vote Required

        Approval of the amendment of the 2003 Plan requires the affirmative vote of the holders of a majority of the shares casting votes in person or by proxy on this proposal at the annual meeting. The number of such affirmative votes must be at least a majority of the required quorum for the meeting.

OUR BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO
THE 2003 EQUITY INCENTIVE PLAN

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT AUDITORS

        We are asking you to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending June 30, 2005. PricewaterhouseCoopers LLP has audited our financial statements annually since our inception. Representatives of PricewaterhouseCoopers LLP are expected to be at the annual meeting to answer any questions and make a statement should they choose to do so.

        Although our bylaws do not require that our shareholders approve the appointment of our independent auditors, our Board is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders vote against the ratification of PricewaterhouseCoopers LLP, our Board will reconsider whether or not to retain the firm. Even if our shareholders ratify the appointment, our Board may choose to appoint a different independent auditing firm at any time during the year if our Board determines that such a change would be in the best interests of Overland Storage, Inc. and our shareholders.

Vote Required

        Ratification of PricewaterhouseCoopers LLP as our independent auditors requires the affirmative vote of the holders of a majority of the shares casting votes in person or by proxy on this proposal at the annual meeting. The number of such affirmative votes must be at least a majority of the required quorum for the meeting.

OUR BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table outlines the ownership of our common stock as of September 20, 2004 (except as otherwise indicated below) by:

  •
  each director and nominee for director;

  •
  each executive officer named in the Summary Compensation Table below;

  •
  all directors and executive officers as a group; and

  •
  every person or entity that we know beneficially owns more than 5% of our outstanding common stock.

        This table is based upon information supplied by officers, directors and principal shareholders and filings with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

	Beneficial Ownership
Beneficial Owner	Shares Currently Owned		Shares Acquirable Within 60 Days(1)	Percent of Class(2)
Capital Guardian Trust Company 11100 Santa Monica Boulevard Los Angeles, CA 90025-3384	1,362,356	(3,8)	—	9.9%
William Blair & Company, LLC 222 West Adams Street Chicago, Illinois 60606	1,003,534	(3)	—	7.3%
Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403	863,900	(3)	—	6.3%
IronBridge Capital Management, LLC One Parkview Plaza Suite 600 Oakbrook Terrace, IL 60181	845,684	(3,9)	—	6.1%
Martin D. Gray P.O. Box 24 Rancho Santa Fe, CA 92067-0024	831,853	(4)	—	6.0%
Barclays Global Investors, N.A. 45 Fremont Street San Francisco, CA 94105-2228	707,706	(3,10)	—	5.1%
Christopher P. Calisi	6,559		563,890	4.0%
Robert A. Degan	2,000	(5)	95,000	*
Scott McClendon	86,000	(6)	79,000	3.4%
John Mutch	0		48,000	*
Michael Norkus	0		4,500	*
Peter Preuss	54,896		129,000	1.3%
John A. Shane	16,875	(7)	114,000	*
Chester Baffa	0		98,334	*
W. Michael Gawarecki	350		144,167	1.0%
Vernon A. LoForti	2,797		178,666	1.3%
Robert J. Scroop	17,600		133,330	1.1%
All directors and executive officers as a group (14 persons)	573,221		1,654,036	14.4%

*
Less than 1%

(1)
Includes shares of common stock which could be acquired upon exercise of stock options which are either currently vested or will vest within 60 days of September 20, 2004.

(2)
Based on 13,768,581 shares of common stock outstanding on September 20, 2004, adjusted as required by rules promulgated by the SEC.

(3)
Pursuant to a Form 13F dated June 30, 2004.

(4)
Holdings as of August 28, 2004.

(5)
Includes 1,000 shares of common stock held by Mr. Degan's wife.

(6)
Represents shares of common stock owned by Mr. McClendon through his family trust and includes 1,000 shares held by his wife.

(7)
Includes 3,202 shares of common stock held by Palmer Service Corporation, of which Mr. Shane is the President.

(8)
Pursuant to a Form 13F dated June 30, 2004, Capital Guardian Trust Company has sole voting power with respect to 809,600 of these shares, and no voting power with respect to 552,756 of these shares.

(9)
Pursuant to a Form 13F dated June 30, 2004, IronBridge Capital Management, LLC has sole voting power with respect to 635,169 of these shares, and no voting power with respect to 210,515 of these shares.

(10)
Pursuant to a Form 13F dated June 30, 2004, Barclays Global Investors, N.A. has sole voting power with respect to 621,891 of these shares, and no voting power with respect to 85,815 of these shares.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on copies of these reports provided to us and written representations that no other reports were required, we believe that these persons met all of the applicable Section 16(a) filing requirements during fiscal year 2004.

Code of Ethics

        We have adopted the Overland Storage, Inc. Code of Business Conduct and Ethics, a code of ethics and conduct that applies to our directors, officers and employees. A copy of the Code of Business Conduct and Ethics is publicly available on our website at www.overlandstorage.com, and is attached as an exhibit to our Report on Form 10K filed with the SEC on September 10, 2004. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the code applying to our principal executive officer or our principal financial or accounting officer, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K.

EXECUTIVE OFFICERS

        Our current executive officers are:

Name	Age	Position Held
Christopher P. Calisi	44	President and Chief Executive Officer
Chester Baffa	64	Vice President, Worldwide Sales and Customer Support
Diane N. Gallo	46	Vice President, Human Resources
W. Michael Gawarecki	56	Vice President, Operations
Michael S. Kerman	40	Vice President and Chief Strategy Officer
Vernon A. LoForti	51	Vice President, Chief Financial Officer and Secretary
John E. G. Matze	46	Vice President, Chief Technology Officer and General Manager, Diskware Business Unit
Robert J. Scroop	56	Vice President and General Manager, Automation Business Unit

        Christopher P. Calisi is a director. See "Election of Directors" for a description of his business experience.

        Chester Baffa joined us in April 2001 as Vice President of Sales and was named Vice President of Worldwide Sales and Customer Support in August 2001. From May 2000 to April 2001, he served as Vice President of Sales and Marketing for Exabyte Corporation, a provider of tape and automation products. From June 1995 to December 1999, he served as Vice President of Sales and Marketing and then Vice President and General Manager of the professional services group of Quantum Corporation/ATL, a provider of tape drive and tape media cartridges and storage solutions. Prior to joining Quantum, he was Senior Vice President, Sales and Marketing with Micropolis Corporation, an information storage company, and previously held a similar position with Okidata Corporation, a computer peripheral company.

        Diane N. Gallo has served as Vice President of Human Resources since joining us in October 2000 and was named an executive officer with the same title in August 2002. From October 1999 to July 2001, she was Vice President of Culture and Talent for Centegy Corporation, a supply-chain software firm. From June 1997 to September 1999, Ms. Gallo was Vice President of Human Resources with Permanente Company, a physician consulting and venture management firm. Prior to joining Permanente, she held human resources positions with several companies including Harris Methodist Health Systems, Sharp HealthCare, Fireman's Fund Insurance Co. and Safeway Stores, Inc.

        W. Michael Gawarecki has served as Vice President of Operations since joining us in July 1998. From October 1997 to June 1998, he was Vice President of Operations for SubMicron Systems Corporation, a supplier of equipment to the semiconductor industry. From February 1994 to September 1997, Mr. Gawarecki was director of California operations for Millipore Corporation, a supplier of purification products to the biopharmaceutical and semiconductor industries. From February 1993 to January 1994, he was Director of Advanced Manufacturing at Telectronics Pacing Systems, a medical device company.

        Michael S. Kerman has served as Vice President and Chief Strategy Officer since joining us in August 2004. Prior to that time, he spent four years with Computer Associates International Inc., an independent software vendor and provider of security, storage, infrastructure and application lifecycle management software, where he served as Vice President of Marketing from December 2003 to August 2004; Director of North American Field Marketing from March 2002 to December 2003; and Director of Marketing of Enterprise Management Solutions from April 2000 to March 2002. From 1991 to 1999, Mr. Kerman held several positions with Symantec Corporation, a provider of enterprise and consumer security software, including Business Unit Vice President and General Manager from December 1998 to October 1999; Vice President of Product Management from September 1997 to

December 1998; General Manager of Remote Access Division from March 1996 to September 1997; and various product management positions in the Remote Access Division from September 1991 to March 1996. From 1986 to 1990, Mr. Kerman co-founded ECI Technology, served as an engineer with T.M. Bier & Associates and was a consultant with UNC Consulting Team of Chapel Hill Business School.

        Vernon A. LoForti has served as Vice President and Chief Financial Officer since joining us in December 1995, as Secretary since November 1997, and as Assistant Secretary from December 1995 to November 1997. From August 1992 to December 1995, he was the Chief Financial Officer for Priority Pharmacy, a privately held pharmacy company. From 1981 to 1992, Mr. LoForti was Vice President of Finance for Intermark, Inc., a publicly held conglomerate.

        John E. G. Matze was named Vice President, Chief Technology Officer and General Manager of our Diskware Business Unit in July 2004. Prior to that time he had served as Vice President and Chief Technology Officer since joining us in June 2003 upon our acquisition of Okapi Software, Inc., a storage software company, where Mr. Matze served as a co-founder, President and Chief Executive Officer since February 2002. From April 2001 to January 2002 he was Chief Technology Officer at StoneFly Networks, Inc., a storage software company. In July 1998, Mr. Matze joined Seagate Software, Inc., a storage software company, as a Director for NAS/SAN Technology until the company was merged into VERITAS Software Corporation, a storage software company, in November 2000 at which time Mr. Matze was named Director of E-business and later served as a Director in the Software Appliance Group of VERITAS until March 2001.

        Robert J. Scroop was named Vice President and General Manager of our Automation Business Unit in July 2004 having previously held the title of Vice President and General Manager of our Storage Resource Business Unit since August 2001. Prior to that time, he had served as our Vice President of Engineering since joining us in February 1993. From April 1990 to February 1993, he was Vice President of Engineering of the Cipher Division of Archive Corporation, a computer storage company. From December 1985 to April 1990, he was a Director of Engineering at Cipher.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows the compensation paid to or earned by each person who served as our Chief Executive Officer during the last fiscal year and each of our four next highest paid executive officers for the fiscal years ending June 30, 2004, 2003 and 2002:

Summary Compensation Table

	Annual Compensation(1)				Long-term Compensation(2)
Name and Principal Position	Year	Salary	Bonus(3)		Securities Underlying Options	All Other Compensation(4)
Christopher P. Calisi President and Chief Executive Officer	2004 2003 2002	$419,904 402,500 360,938	$97,718 287,197 196,868		50,000 125,000 —	$10,522 11,304 13,770	(5) (6) (7)
Chester Baffa Vice President, Worldwide Sales and Customer Support	2004 2003 2002	$257,452 250,000 240,625	$87,090 81,882 102,539	(8) (10) (12)	25,000 — —	$22,765 29,678 53,087	(9) (11) (13)
Vernon A. LoForti Vice President, Chief Financial Officer and Secretary	2004 2003 2002	$262,601 247,500 202,125	$32,130 109,802 58,893		10,000 60,000 —	$2,324 1,188 1,285	(14) (15) (15)
Robert J. Scroop Vice President and General Manager, Automation Business Unit	2004 2003 2002	$216,252 205,000 192,500	$26,989 81,818 51,591		10,000 60,000 —	$11,703 10,434 18,363	(16) (17) (18)
W. Michael Gawarecki Vice President, Operations	2004 2003 2002	$215,744 205,000 173,250	$24,460 87,520 47,502		10,000 52,500 —	$11,680 8,612 8,837	(19) (20) (21)

(1)
As part of a cost reduction effort and in an effort to meet fiscal year 2001 financial objectives, the Board instituted in April 2001 a company-wide temporary 10% reduction in compensation for employees, executive officers and Board members. The Board also eliminated management bonuses payable under the executive bonus plan for the second half of fiscal year 2001. To assist in the retention of employees while the temporary salary reduction was in effect, we established a special one-time salary restoration plan to potentially offset the 10% salary reduction. In August 2001, we paid a one-time partial salary restoration payment to all employees, including executive officers, after we exceeded our earnings per share target for the fourth quarter of fiscal year 2001. The 10% salary reduction was eliminated at the rate of 2.5% per quarter commencing July 1, 2001 and ending April 1, 2002.

(2)
We have not granted any stock appreciation rights and we do not have any long-term incentive plans, as that term is defined in SEC regulations.

(3)
For fiscal year 2002, except as otherwise footnoted below, includes bonuses paid to each named executive officer in October 2001 and January 2002 under our executive officers' bonus plan. No executive bonuses were earned in the third and fourth quarters of fiscal year 2002. For fiscal year 2003, includes bonuses paid to each named executive officer in February, May and August 2003 under the executive officers' bonus plan. No executive bonuses were earned in the first quarter of fiscal year 2003. For fiscal year 2004, includes bonuses paid to each named executive officer in January 2004 under the executive officers' bonus plan. No executive bonuses were earned in the first, third or fourth quarters of fiscal year 2004.

(4)
Except as otherwise footnoted below, these amounts represent employer matching contributions that we made under our 401(k) Plan on behalf of each named executive officer.

(5)
Represents employer matching contributions that we made on behalf of Mr. Calisi under our 401(k) Plan in the amount of $9,675 and premiums we paid on his behalf for term life and disability insurance in the amount of $847.

(6)
Represents employer matching contributions that we made on behalf of Mr. Calisi under our 401(k) Plan in the amount of $9,504 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,800.

(7)
Represents employer matching contributions that we made on behalf of Mr. Calisi under our 401(k) Plan in the amount of $11,880 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,890.

(8)
Includes $62,520 of sales commissions earned by Mr. Baffa in fiscal year 2004.

(9)
Represents $6,703 of relocation expenses paid to Mr. Baffa in fiscal year 2004 associated with his move to San Diego, employer matching contributions that we made on his behalf under our 401(k) Plan in the amount of $10,645 and premiums we paid on his behalf for term life and disability insurance in the amount of $5,417.

(10)
Includes $9,504 of sales commissions earned by Mr. Baffa in fiscal year 2003.

(11)
Represents $20,109 of relocation expenses paid to Mr. Baffa in fiscal year 2003 associated with his move to San Diego, employer matching contributions that we made on his behalf under our 401(k) Plan in the amount of $8,369 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,200.

(12)
Includes $51,366 of sales commissions earned by Mr. Baffa in fiscal year 2002.

(13)
Represents $39,321 of relocation expenses paid to Mr. Baffa in fiscal year 2002 associated with his move to San Diego, employer matching contributions that we made on his behalf under our 401(k) Plan in the amount of $12,506 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,260.

(14)
Represents employer-matching contributions that we made on behalf of Mr. LoForti under our 401(k) Plan in the amount of $967 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,357.

(15)
Represents premiums we paid on Mr. LoForti's behalf for term life and disability insurance.

(16)
Represents employer-matching contributions that we made on behalf of Mr. Scroop under our 401(k) Plan in the amount of $9,731 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,972.

(17)
Represents employer-matching contributions that we made on behalf of Mr. Scroop under our 401(k) Plan in the amount of $9,450 and premiums we paid on his behalf for term life and disability insurance in the amount of $984.

(18)
Represents $9,615 of accrued, but unused vacation time paid out to Mr. Scroop in fiscal year 2002, employer matching contributions that we made on his behalf under our 401(k) Plan in the amount of $7,740 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,008.

(19)
Represents employer-matching contributions that we made on behalf of Mr. Gawarecki under our 401(k) Plan in the amount of $9,708 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,972.

(20)
Represents employer-matching contributions that we made on behalf of Mr. Gawarecki under our 401(k) Plan in the amount of $7,640 and premiums we paid on his behalf for term life and disability insurance in the amount of $972.

(21)
Represents employer-matching contributions that we made on behalf of Mr. Gawarecki under our 401(k) Plan in the amount of $7,779 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,058.

Stock Option Grants

        The following table shows all stock options granted during fiscal year 2004 to the executive officers named in the Summary Compensation Table. These options were granted under our 2003 Equity Incentive Plan. No stock appreciation rights were granted during the last fiscal year.

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
		Percent of Total Options Granted to Employees in Fiscal Year(2)
	Number of Securities Underlying Options Granted(1)
			Exercise Price Per Share
Name				Expiration Date
					5%	10%
Christopher Calisi	50,000	12.41%	$19.33	11/17/2013	$607,827	$1,540,352
Chester Baffa	25,000	6.20%	19.33	11/17/2013	303,913	770,176
Vernon A. LoForti	10,000	2.48%	19.33	11/17/2013	121,565	308,070
Robert J. Scroop	10,000	2.48%	19.33	11/17/2013	121,565	308,070
W. Michael Gawarecki	10,000	2.48%	19.33	11/17/2013	121,565	308,070

(1)
Stock options were granted as management incentives on November 17, 2003. Each option vests on a monthly basis over a 36-month period. The exercise price of each option shown in the table was the fair market value on the date of grant, and all options have ten-year terms. Vesting for each option accelerates in the event of a change of control, including a merger, sale or liquidation.

(2)
In fiscal year 2004, we granted options to purchase a total of 402,950 shares to employees, directors and consultants under all of our stock option plans.

(3)
The potential realizable value is calculated based on the original option term and the assumption that the market value of the underlying stock increases at the stated values, compounded annually. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. These assumed rates of appreciation do not represent our estimate or projection of the appreciation of our common stock, and actual gains will depend on the future performance of our common stock.

Stock Option Exercises and Holdings

        The following table shows stock options exercised during fiscal year 2004 and unexercised options held at the end of the year by each of the executive officers named in the Summary Compensation Table.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

			Number of Securities Underlying Unexercised Options at June 30, 2004		Value of Unexercised In-The-Money Options at June 30, 2004(1)
	Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Christopher P. Calisi	150,000	$1,709,070	539,585	85,415	$2,071,710	—
Chester Baffa	60,000	749,676	94,861	20,139	518,400	—
W. Michael Gawarecki	25,000	375,238	135,486	27,014	562,563	—
Vernon A. LoForti	17,150	305,412	168,945	29,722	831,561	—
Robert J. Scroop	68,536	852,945	123,609	29,722	425,612	—

(1)
Based upon the difference between the closing price of $13.26 on June 30, 2004 and the exercise price.

Employment, Severance and Change in Control Agreements

        Retention Agreements.    We entered into retention agreements with Messrs. LoForti, Scroop and Gawarecki effective January 27, 2000, with Mr. Calisi effective March 12, 2001 and with Mr. Baffa effective April 2, 2001. These agreements provide that the officer will receive a severance payment if, within two years of the consummation of a change in control of Overland, he is terminated without cause or resigns with good reason. These severance payments are based on the officer's base salary at the time of the consummation of the change in control or the termination date, whatever is higher, plus his target bonus for the year prior to the consummation of the change in control. The agreements provide that, upon a change in control, Mr. Calisi would be entitled to receive an amount equal to 2.5 times his base salary plus target bonus, and Mr. LoForti would be entitled to receive an amount equal to 2.0 times his base salary plus target bonus. Messrs. Baffa, Gawarecki and Scroop each would be entitled to an amount equal to their respective base salary plus target bonus. If any portion of any payment under any of the agreements would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, then that payment will be reduced to an amount that is one dollar less than the threshold for triggering the tax imposed by Section 4999 of the Internal Revenue Code.

        Employment Agreements.    We entered into employment agreements with each of the named executive officers shown in the table below which continued to be effective during fiscal year 2004. Except as footnoted below, each employment agreement has a one-year term, automatically renews for successive one-year terms, and provides that our Board may unilaterally modify an executive officer's compensation at any time.

Name	Title	Effective Date
Christopher P. Calisi	President and Chief Executive Officer	March 12, 2001
Vernon A. LoForti	Vice President and Chief Financial Officer	December 2, 2000

        If we terminate the executive officer's employment without cause, then we are obligated to pay the officer a severance payment equal to his base salary, payable on a pro-rated basis according to our normal payroll cycle for the 12 months following his termination. In addition, he is entitled to receive accelerated vesting for any stock options that would otherwise have vested during the 12-month period following his termination. He is also entitled to receive the cash severance payment if he resigns for good reason because of any of the following events:

  •
  reduction in compensation of more than 10%;

  •
  change in position or duties so that his duties are no longer consistent with his previous position; or

  •
  change in principal place of work to more than 50 miles from our current facility without his approval.

        Acceleration of Stock Options.    All stock options granted to the executive officers shown in the Summary Compensation Table will accelerate and become immediately exercisable in the event of a merger, sale, liquidation or other change of control of the company.

Employee Benefit Plans

        In addition to the other compensation plans described above, we maintain the following employee benefit plans under which the executive officers shown in the Summary Compensation Table may participate or receive compensation.

        1995 Stock Option Plan.    In October 1995, our shareholders approved our 1995 Stock Option Plan as amended (the 1995 Plan). A total of 1,000,000 shares of common stock currently are authorized for issuance under the 1995 Plan. The Board terminated the 1995 Plan effective upon shareholder approval of the 2003 Equity Incentive Plan (2003 Plan) or November 17, 2003 (the Termination Date) and it is no longer available for new grants. On the Termination Date, shares of common stock which remained available for issuance under the 1995 Plan were rolled into the pool of options available for new grant under the 2003 Plan and any shares that are issuable upon exercise of options granted pursuant to the 1995 Plan that expire or become unexercisable for any reason without having been exercised in full after the Termination Date are also rolled into the pool of options available for new grant under the 2003 Plan. The 1995 Plan provided that our non-employee directors, employees and consultants, and those of our majority-owned subsidiaries, were eligible to receive options exercisable into shares of common stock. The options granted under the 1995 Plan are exercisable at fair market value on the date of issuance, vest over a maximum of five years and have a term of ten years from the date of grant.

        1997 Executive Stock Option Plan.    In November 1997, our shareholders approved our 1997 Executive Stock Option Plan (the 1997 Plan). A total of 800,000 shares of common stock are currently authorized for issuance under the 1997 Plan. The Board terminated the 1997 Plan effective upon shareholder approval of the 2003 Equity Incentive Plan (2003 Plan) or November 17, 2003 (the Termination Date) and it is no longer available for new grants. On the Termination Date, shares of common stock which remained available for issuance under the 1997 Plan were rolled into the pool of options available for new grant under the 2003 Plan and any shares that are issuable upon exercise of options granted pursuant to the 1997 Plan that expire or become unexercisable for any reason without having been exercised in full after the Termination Date are also rolled into the pool of options available for new grant under the 2003 Plan. Eligibility under the 1997 Plan was limited to our employees and the employees of our majority-owned subsidiaries. The options granted under our 1997 Plan are exercisable at fair market value on the date of issuance, vest over a maximum of five years and have a term of ten years from the date of grant.

        2000 Stock Option Plan.    In October 2000, our shareholders approved the 2000 Stock Option Plan (the 2000 Plan). In October 2001, our shareholders approved an amendment to our 2000 Plan to increase the number of shares of common stock available for issuance under the plan by an additional 1,000,000 shares to a total of 2,000,000 shares. The Board terminated the 2000 Plan effective upon shareholder approval of the 2003 Equity Incentive Plan (2003 Plan) or November 17, 2003 (the Termination Date) and it is no longer available for new grants. On the Termination Date, shares of common stock which remained available for issuance under the 2000 Plan were rolled into the pool of options available for new grant under the 2003 Plan and any shares that are issuable upon exercise of options granted pursuant to the 2000 Plan that expire or become unexercisable for any reason without having been exercised in full after the Termination Date are also rolled into the pool of options available for new grant under the 2003 Plan. Eligibility under our 2000 Plan included our and our related companies' employees, non-employee directors and consultants. The options granted under the 2000 Plan are exercisable at fair market value on the date of issuance, may be granted subject to vesting schedules, and have a term of ten years from the date of grant.

        2003 Equity Incentive Plan.    Our 2003 Equity Incentive Plan is described above under "Proposal No. 2—Approval of Amendment to the 2003 Equity Incentive Plan."

        1996 Employee Stock Purchase Plan.    In December 1996, our Board adopted our 1996 Employee Stock Purchase Plan (ESPP) to provide an opportunity for our employees to purchase shares of our common stock and have an additional incentive to contribute to our prosperity. Our ESPP became effective in February 1997. Our Compensation Committee administers the ESPP and sets option periods of up to 27 months, during which each participant is granted a purchase option. The purchase option allows the employee to purchase shares of common stock through payroll deductions accumulated during a particular option period. These option periods currently are set at six months. Our ESPP places limits on the number of shares of stock that may be purchased at 1,500 shares in any option period and $25,000 in maximum fair market value in any calendar year. Employees purchase the shares at the lower of at least 85% of the fair market value at the beginning of the option period or at least 85% of the fair market value on the purchase date. Regular full-time employees are eligible to participate in the ESPP. Participants may authorize payroll deductions for the ESPP of up to 15% of their compensation, including base, overtime, bonuses and commissions. The ESPP currently authorizes us to issue up to 600,000 shares of common stock. Our employees have purchased a total of 476,178 shares of common stock under the ESPP. The ESPP will terminate in January 2007.

        401(k) Plan.    In February 1994, we adopted our On-Track 401(k) Savings Plan that covers all of our eligible employees who are at least 21 years old. Employees may elect to defer up to 60% of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) Plan. However, our executive officers shown in the Summary Compensation Table qualify as "highly compensated" employees and may only elect to defer up to 8.5% of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) Plan. The elective deferral contributions are fully vested and nonforfeitable at all times and are invested in accordance with the directions of the participants. Our 401(k) Plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. During fiscal year 2004, we matched 75% of the contributions on the first 6% of eligible compensation deferred by our 401(k) Plan participants.

Equity Compensation Plan Information

        The following table provides information about our equity compensation plans as of June 30, 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities to be issued upon exercise of outstanding options, warrants and rights)
Equity compensation plans approved by security holders	2,743,468	$11.02	219,815
Equity compensation plans not approved by security holders(1)	89,118	$7.95	0
Total	2,832,586	$10.92	219,815

(1)
Consists of our 1991 Non-Qualified Stock Option Plan and 2001 Supplemental Stock Option Plan, each of which has not been approved by our shareholders.

Compensation Committee Interlocks and Insider Participation

        During fiscal year 2004, Messrs. Degan, Mutch, Preuss and Shane served on the Compensation Committee. None of these directors has ever been employees or officers of Overland. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

        The following performance graph and reports of the Compensation Committee and the Audit Committee are not "soliciting material", are not deemed filed with the Securities and Exchange Commission and are not to be incorporated by reference in any filings of Overland Storage, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Performance Graph

        The above graph assumes that $100.00 was invested in our common stock and in each index on June 30, 1999. Although we have not declared a dividend on our common stock, the total return for each index assumes the reinvestment of dividends. Shareholder returns over the period presented should not be considered indicative of future returns.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The Compensation Committee of our Board reviews and approves executive officer compensation, makes recommendations to the Board regarding compensation of our directors and oversees the administration of our employee stock option plans and the employee stock purchase plan. The Compensation Committee's policy on executive compensation is that compensation should:

  •
  be effective in attracting and retaining key executives critical to our success;

  •
  align the interests of the executives with the interests of our shareholders;

  •
  reflect our financial performance; and

  •
  reward executives for their individual performance.

        Executive compensation includes base salary, bonuses based on our performance and the individual performance of the officers, and stock option grants. The Compensation Committee has designed these compensation programs to provide incentives for both short and long-term performance.

Base Salary

        The Compensation Committee sets the base salary of our Chief Executive Officer at an amount that it believes is competitive with the salaries paid to the chief executive officers of other companies of comparable size in similar industries. Salary levels of our other executive officers are set in a like manner. In evaluating salaries, the Compensation Committee utilizes surveys of the compensation practices of high technology companies. The Compensation Committee also relies on information provided by our human resources department personnel and their knowledge of local pay practices. Furthermore, the Compensation Committee considers the executives' performance of their job responsibilities and our overall financial performance.

        Mr. Calisi has served as our President and Chief Executive Officer since March 12, 2001 and at that time, the Compensation Committee set his annual base salary at $375,000. In July 2002, the Compensation Committee approved a salary modification for Mr. Calisi increasing his salary to $405,000 effective August 1, 2002 and in November 2003, the Compensation Committee approved a salary modification for Mr. Calisi increasing his salary to $430,000 effective November 17, 2003. The Compensation Committee also reviewed and approved salary modifications for the company's other executive officers in November 2003. These salary modifications were established according to the above guidelines and pursuant to the terms of any currently effective employment agreements.

Bonuses

        Executive Bonus Plan.    Our Chief Executive Officer and other executive officers participate in our executive bonus plan which is designed as a performance-based component of their compensation package. The Compensation Committee tailors the bonus plan for each executive to be unique to his area of responsibility. For fiscal year 2004, the plan established by the Compensation Committee was evaluated and paid on a quarterly basis and included two performance measurement points for each executive officer:

  •
  our actual earnings per share (EPS) in comparison to the target approved by the Committee; and

  •
  achievement of individual job performance goals and objectives.

        At the end of the second quarter of fiscal year 2004, EPS targets and performance measurement points for each executive officer were met and in January 2004, we paid bonuses to our executive officers. No bonuses were paid for the first, third or fourth fiscal quarters as the EPS targets were not achieved.

Stock Option Grants

        We provide our executive officers with long-term incentives by granting them stock options. The exercise price of these options is equal to the closing market price of our common stock on the date of grant. The options have generally vested monthly over a three-year period for existing employees, and for new employees, one-third of these options vest after the first year of employment and the remaining two-thirds vest monthly over the next two years. An initial grant of options is made at the time an executive is hired. The Compensation Committee considers on an annual basis any additional grants that should be made based on both company and individual performance. The Compensation Committee takes into account the executive's position and level of responsibility, existing stock and unvested option holdings and the potential reward if the stock price appreciates in the public market.

        On November 17, 2003, the Compensation Committee approved an incentive grant of options to Ms. Gallo and Messrs. Baffa, Calisi, Gawarecki, LoForti, Matze and Scroop. On August 30, 2004, the Compensation Committee approved a new-hire grant of options for Mr. Kerman.

        The Compensation Committee believes that in total, management compensation levels during fiscal year 2004 appropriately reflect the application of its compensation policy.

Tax Deductibility

        The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and four most highly compensated executive officers unless such compensation meets the requirements for "performance based compensation". As the cash compensation paid by the company to each of its executives is expected to be below $1 million and the Compensation Committee believes that options granted under the stock option plans to such officers will meet the requirements for qualifying as performance based compensation, the Compensation Committee believes that Section 162(m) will not affect the tax deductions available to the company with respect to the compensation of its executives. It is the company's policy to qualify to the extent reasonable its executive officer compensation for deductibility under applicable tax law. However, the company may, from time to time, pay compensation to its officers that may not be deductible.

THE COMPENSATION COMMITTEE:
Peter Preuss, Chairman Robert A. Degan John Mutch John A. Shane

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The purpose of the Audit Committee is to assist our Board of Directors in its general oversight of our financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. Our independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

        The Audit Committee is comprised solely of independent directors as defined in the listing standards of the NASDAQ Stock Market. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent audit. The Audit Committee serves in a board-level oversight role where it provides advice, counsel and direction to management and the independent auditors on the basis of the information it receives, discussions with the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

Review with Management

        The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, the independent auditors' judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required to be discussed by Statement of Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and Overland. The Audit Committee also has received from the independent auditors the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1.

        The Audit Committee discussed with our independent auditors the overall scope and plans for their audit of our financial statements. The Audit Committee met with our independent auditors, with and without management present, to discuss the results of the independent auditors' examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

Selection of Independent Auditors for the Fiscal Year Ending June 30, 2005

        The Audit Committee has selected PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ended June 30, 2005. The company expects that a representative of PricewaterhouseCoopers LLP will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Conclusion

        Based on the review and discussions referred to above, the Audit Committee recommended to our Board, and the Board has approved, that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2004. The Audit Committee and our Board have also appointed PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ended June 30, 2005.

THE AUDIT COMMITTEE:
John A. Shane, Chairman Robert A. Degan John Mutch Peter Preuss

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following table presents fees for professional audit and other services rendered by PricewaterhouseCoopers LLC for the audit of the company's annual financial statements for the years ended June 30, 2003 and June 30, 2004 and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

	2003	2004
Audit Fees(1)	$143,000	$225,000
Audit-Related Fees(2)	23,000	46,000
Tax Fees(3)	75,000	87,000
All Other Fees(4)	0	0
Total	$241,000	$358,000

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of the company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

(2)
Audit related fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of the company's consolidated financial statements and are not reported under "Audit Fees." This category includes fees related to general assistance during fiscal year 2004 with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002, employee benefit plan audits and various registration statements during fiscal years 2003 and 2004.

(3)
Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

(4)
All Other Fees consist of fees for products and services other than the services reported above. During fiscal years 2003 and 2004 there were no such services rendered by PricewaterhouseCoopers LLP.

        Pre-Approval Policies and Procedures.    All audit and non-audit services provided by our independent auditors are approved in advance by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining the auditor's independence. The Audit Committee has considered the role of PricewaterhouseCoopers LLP in providing services to us for the fiscal year ended June 30, 2004 and has concluded that such services are compatible with their independence as our auditors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Retention Agreements.    In addition to the retention agreements referenced in "Compensation of Executive Officers," we have also entered into retention agreements with Ms. Gallo effective August 8, 2002, Mr. Matze effective June 25, 2003 and Mr. Kerman effective August 30, 2004. These agreements provide that the officer will receive a severance payment if, within two years of the consummation of a change in control of Overland, he or she is terminated without cause or resigns with good reason. These severance payments are based on the officer's base salary at the time of the consummation of the change in control or the termination date, whatever is higher, plus his or her target bonus for the year prior to the consummation of the change in control. These agreements provide that, upon a change in control, each would be entitled to an amount equal to their respective base salary plus target bonus. If any portion of any payment under any of the agreements would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, then that payment will be reduced to an amount that is one dollar less than the threshold for triggering the tax imposed by Section 4999 of the Internal Revenue Code.

        Indemnification of Our Executive Officers and Directors.    Our executive officers and directors are entitled to be indemnified under our articles of incorporation and bylaws to the fullest extent permitted under California law. We have also entered into indemnification agreements with each of our executive officers and directors.

        Consulting Services Provided by Alliance Consulting Group.    One of our directors and nominees for reelection, Michael Norkus, is the president and founder of Alliance Consulting Group (Alliance). During fiscal year 2004, prior to Mr. Norkus' appointment to the Board on August 11, 2004, Alliance provided consulting services to the company. Alliance assisted the company with two projects related to development of business strategies for which we paid Alliance $310,000 in fees and $20,273 for expenses. We have no plans or arrangements to engage Alliance for future services.

OTHER MATTERS

        We know of no other matters to be submitted at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares that they represent in accordance with their judgment.

        For further information about Overland Storage, Inc., please request a copy of our annual report on Form 10-K for the fiscal year ended June 30, 2004 that we filed with the Securities and Exchange Commission. It is available free of charge by sending a written request to Investor Relations, Overland Storage, Inc., 4820 Overland Avenue, San Diego, California 92123-1235. A copy of our Form 10-K is also publicly available on our website at www.overlandstorage.com.

By Order of the Board of Directors

VERNON A. LoFORTI Secretary

APPENDIX A

OVERLAND STORAGE, INC.
BOARD OF DIRECTORS
AUDIT COMMITTEE CHARTER
(Approved November 17, 2003)

Organization

        There shall be a committee of the Board of Directors of Overland Storage, Inc. (the "Company") to be known as the Audit Committee (the "Committee"). The Board of Directors shall appoint the members of the Committee, which will be composed of at least three directors. The Committee shall be composed entirely of directors that are independent, as defined by the applicable rules and regulations of the Securities and Exchange Commission and Nasdaq, and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment. All Committee members must satisfy the financial literacy requirements of the applicable rules and regulations of Nasdaq, and at least one member shall have past employment experience in finance or accounting, or other comparable experience or background which results in the member's financial sophistication. In addition, at least one member of the Committee shall be designated as the "audit committee financial expert," as defined by applicable legislation and regulation of the Securities and Exchange Commission.

Statement of Policy

        The primary purposes of the Committee are to assist the Board of Directors in fulfilling its oversight responsibilities for:

  •
  the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

  •
  the Company's compliance with legal and regulatory requirements;

  •
  the independent auditors' qualifications and independence; and

  •
  the performance of the Company's independent auditors.

        Except as otherwise required by applicable law, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

Authority

        The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

  •
  Appoint, compensate, and oversee the work of any public accounting firm employed by the Company.

  •
  Resolve any disagreements between management and the independent auditors regarding financial reporting.

  •
  Pre-approve all auditing and non-audit services by the Company's independent auditors.

  •
  Retain independent counsel, accountants, or others at the expense of the Company to advise the Committee or assist in the conduct of an investigation.

  •
  Seek any information it requires from employees—all of whom are directed to cooperate with the Committee's requests—or external parties.

  •
  Meet with Company officers, independent auditors, or outside counsel, as necessary.

Responsibilities

        The Committee will carry out the following responsibilities:

Financial Statements

  •
  Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, recent professional and regulatory pronouncements, off-balance sheet structures, and understand their impact on the financial statements.

  •
  Review with management and the independent auditors the results of the audit, including any difficulties encountered.

  •
  Review the annual financial statements and confirm they are complete and consistent with information known to Committee members, and reflect appropriate accounting principles.

  •
  Review other sections of the annual report and related regulatory filings, including the disclosures made in the Management Discussion and Analysis, before release and consider the accuracy and completeness of the information.

  •
  Understand how management develops interim financial information, and the nature and extent of independent auditor involvement.

  •
  Review interim financial reports with management and the independent auditors before filing with regulators, including the disclosures made in the Management Discussion and Analysis, and consider whether they are complete and consistent with the information known to Committee members.

  •
  Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the annual report and interim reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have significant disagreements with management.

  •
  Review with outside counsel any legal matter that could have a significant impact on the Company's financial statements.

Internal Control

  •
  Consider the effectiveness of the Company's internal control system, including information technology security and control.

  •
  Understand the scope of the independent auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

Independent Audit

  •
  Review the independent auditors' proposed audit scope and approach, including coordination of audit effort with management.

  •
  Review the performance of the independent auditors, and exercise final approval on the appointment or discharge of the auditors.

  •
  Review and confirm the independence of the independent auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors.

  •
  On a regular basis, meet separately with the independent auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

Compliance

  •
  Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

  •
  Review the findings of any examinations by regulatory agencies, and any auditor observations.

  •
  Obtain from the independent auditors assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

  •
  Review the process for communicating the code of ethics to Company personnel, and for monitoring compliance therewith.

  •
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  •
  Obtain regular updates from management and Company legal counsel regarding compliance matters.

Reporting Responsibilities

  •
  Regularly report to the Board of Directors about Committee activities, issues, and related recommendations.

  •
  Provide an open avenue of communication between the independent auditors and the Board of Directors.

  •
  Report annually to the shareholders, describing the Committee's composition, responsibilities and how they were discharged, including approval of non-audit services.

  •
  Review any other reports the Company issues that relate to Committee responsibilities, including having discussion with management regarding the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as other financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made), and the Committee does not need to discuss each release in advance.

Other Responsibilities

  •
  Perform other activities related to this charter as requested by the Board of Directors.

  •
  Review all related party transactions (as that term is defined in SEC Regulation S-K, Item 404) on an ongoing basis. All such transactions must be approved by the Committee.

  •
  Institute and oversee special investigations as needed.

  •
  With the assistance of legal counsel, review and assess the adequacy of this charter annually, and present a report to the Board at the Board's annual organizational meeting of the results of the Committee's assessment, including any recommendations for changes to this charter.

  •
  Confirm annually that all responsibilities outlined in this charter have been carried out.

  •
  Evaluate the Committee's and individual members' performance on a regular basis, and annually provide to the Board for its evaluation a report concerning the performance of the Committee.

Meetings and Voting

        The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. The affirmative vote of a majority of the members present at a meeting at which a quorum is present shall constitute action of the Committee. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see above) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

Compensation

        Members of the Committee shall receive compensation for attending Committee meetings as defined and approved by the Board of Directors.

Limitation of Committee's Role

        While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

APPENDIX B

OVERLAND STORAGE, INC.
BOARD OF DIRECTORS
COMPENSATION COMMITTEE CHARTER
(Approved April 19, 2004)

Organization

        There shall be a committee of the Board of Directors of Overland Storage, Inc. (the "Company") to be known as the Compensation Committee (the "Committee"). The Committee shall be composed entirely of directors who are:

  1)
  "independent," as defined by the applicable rules and regulations of the Securities and Exchange Commission and Nasdaq, and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment;

  2)
  "non-employee directors," as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended; and

  3)
  "outside directors," as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

        Unless the Board elects a Chair of the Committee, the Committee shall elect a Chair by majority vote.

Statement of Policy

        The primary purposes of the Committee are to:

  1)
  Provide assistance to the entire Board of Directors in fulfilling its responsibilities to the shareholders, potential shareholders, and the investment community relating to compensation of the Company's executives.

  2)
  Administer the Company's equity compensation plans.

  3)
  Produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

        Except as otherwise required by applicable law, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

Responsibilities

        The Committee shall have the following responsibilities:

  1)
  The Committee shall review and approve performance goals and objectives for the CEO.

  2)
  The Committee shall evaluate the CEO's performance in light of those goals and objectives, and at a meeting in executive session, have sole authority to set the CEO's compensation level based on this evaluation.

  3)
  In determining the long-term incentive component of CEO compensation, the Committee should consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years, and other factors it considers relevant.

  4)
  The Committee shall approve the compensation of executive officers other than the CEO. The CEO may be present at such deliberations, but may not vote.

  5)
  The Committee shall review and approve incentive-compensation plans and payouts and equity-based plans and awards for all of the Company's executive officers, and make recommendations to the Board for its approval as applicable.

  6)
  The Committee shall administer and make grants under the Company's equity-based incentive plans and may delegate the authority to make such grants to employees and consultants who are not executive officers or directors of the Company to a committee of two or more directors.

  7)
  The Committee shall address any other compensation matters as from time to time directed by the Board.

  8)
  The Committee shall produce the compensation committee report required by applicable laws and regulations for inclusion in the Company's proxy statement or other SEC filings, discussing among other things:

  a)
  The criteria on which compensation paid to the CEO for the last completed fiscal year is based.

  b)
  The relationship of such compensation to the Company's performance.

  c)
  The Committee's executive compensation policies applicable to executive officers.

  d)
  Whether the Company's allowable deduction for compensation to the Company's executive officers could be limited pursuant to Section 162(m) of the Internal Revenue Code.

  9)
  The Committee shall annually review Board compensation and make related recommendations to the Board.

  10)
  The Committee shall annually provide to the Board for its evaluation a report concerning the performance of the Committee.

  11)
  The Committee shall, with the assistance of legal counsel, review and assess the adequacy of this charter annually, and present a report to the Board at the Board's annual organizational meeting of the results of its assessment, including any recommendations for changes to this charter.

  12)
  The Committee shall regularly address the issues of appointment and removal of members of the Committee, qualification of Committee members, and Committee structure and operation, and shall make recommendations to the Board concerning any proposed changes to Committee membership, structure, or authority.

Meetings and Voting

        The Committee shall meet as often as necessary, but at least once annually. The affirmative vote of a majority of the members present at a meeting at which a quorum is present shall constitute action of the Committee.

Authority to Engage Independent Counsel and Advisors; Access

        In the process of discharging its duties, if a compensation consultant is needed to assist in the evaluation of director, CEO or senior executive compensation, the Committee shall have authority to retain and terminate the consulting firm, including authority to approve the firm's fees (which shall be paid by the Company) and other retention terms. The Committee shall also have the right to engage and determine funding for independent counsel and other advisors at the expense of the Company. The Committee may seek any information it requires from employees of the Company, all of whom shall be directed to cooperate with the Committee's requests, and from external parties.

Compensation

        Members of the Committee shall receive compensation for attending Committee meetings as defined and approved by the Board of Directors.

APPENDIX C

OVERLAND STORAGE, INC.
BOARD OF DIRECTORS
NOMINATING AND GOVERNANCE COMMITTEE CHARTER
(Approved September 22, 2003; revised November 17, 2003)

Organization

        There shall be a committee of the Board of Directors of Overland Storage, Inc. (the "Company") to be known as the Nominating and Governance Committee (the "Committee"). The Board of Directors shall appoint the members of the Committee, which will be composed of at least three directors. The Committee shall be composed entirely of directors that are independent, as defined by the applicable rules and regulations of the Securities and Exchange Commission and Nasdaq, and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment. Unless the Board elects a Chair of the Committee, the Committee shall elect a Chair by majority vote.

Statement of Policy

        The primary purposes of the Committee are to:

  •
  Identify individuals qualified to become Board members.

  •
  Recommend the persons to be nominated by the Board for election as directors at the annual meeting of stockholders.

  •
  Regularly review and advise the Board with respect to corporate governance principles and policies applicable to the Company.

  •
  Oversee the annual evaluation of the Board's effectiveness.

        Except as otherwise required by applicable law, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

Responsibilities

        The Committee shall have the following responsibilities:

  •
  The Committee shall, with the assistance of legal counsel, review and assess the adequacy of this charter annually, and present a report to the Board at the Board's annual organizational meeting of the results of its assessment, including any recommendations for changes to this charter.

  •
  The Committee shall regularly address the issues of appointment and removal of members of the Committee, qualification of Committee members, and Committee structure and operation, and shall make recommendations to the Board concerning any proposed changes to Committee membership, structure, or authority.

  •
  Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Committee shall have sole responsibility and authority for selecting the persons to be nominated by the Board for election as directors at the annual meeting of stockholders, and the sole responsibility for recommending the persons to be nominated by the Board to fill any vacancies on the Board that the Board has authority to fill.

  •
  The Committee shall use the criteria and the principles set forth in the Company's Board Guidelines on Significant Corporate Governance Issues (the "Governance Guidelines") to guide its director selection process. The Committee shall, from time to time as it deems appropriate,

C-1

    review and reassess the adequacy of the Governance Guidelines, with assistance of legal counsel, and recommend any proposed changes to the Board for approval.

  •
  The Committee shall conduct background checks on all director nominees and shall have the sole authority to retain and terminate any search firm to be used to identify director nominees, including sole authority to approve the search firm's fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

    The Committee shall establish and oversee a policy for considering shareholder nominees for directors, and shall develop the procedures that must be followed by shareholders in submitting recommendations.

  •
  The Committee shall evaluate director candidates recommended by the shareholders using the criteria and the principles for director selection set forth in the Governance Guidelines.

  •
  The Committee shall be responsible for recommending to the Board the directors to be appointed to each committee. The Committee shall also monitor and recommend the functions of various committees.

  •
  The Committee shall establish and oversee a procedure for shareholders to communicate with the Board.

  •
  The Committee shall be responsible for overseeing an annual self-evaluation of the Board to determine whether it is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board's performance, to be discussed with the Board. The Committee shall also evaluate its own performance as a committee on an annual basis and report same to the Board. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

  •
  The Committee shall consider questions of conflict of interest of board members and senior management, and, to the extent a conflict constitutes a related party transaction (as that term is defined in SEC Regulation S-K, Item 404), refer the approval of such matter to the Audit Committee of the Board of Directors.

  •
  The Committee shall oversee director orientation and continuing education programs, and shall also oversee director retirement policies and resignation of directors from the Board.

Meetings and Voting

        The Nominating and Governance Committee shall meet as often as necessary, but at least once annually. The affirmative vote of a majority of the members present at a meeting at which a quorum is present shall constitute action of the Committee.

Authority to Engage Independent Counsel and Advisors

        The Committee shall have the right to engage and determine funding for independent counsel and other advisors at the expense of the Company.

Compensation

        Members of the Committee shall receive compensation for attending Committee meetings as defined and approved by the Board of Directors.

C-2

APPENDIX D

OVERLAND STORAGE, INC.

2003 EQUITY INCENTIVE PLAN

(AS ADOPTED EFFECTIVE NOVEMBER 17, 2003 AND
AMENDED EFFECTIVE NOVEMBER 15, 2004)

D-i

ARTICLE 10	STOCK UNITS	D-8
10.1	Stock Unit Agreement	D-8
10.2	Payment for Awards	D-8
10.3	Vesting Conditions	D-8
10.4	Voting and Dividend Rights	D-9
10.5	Form and Time of Settlement of Stock Units	D-9
10.6	Death of Recipient	D-9
10.7	Creditors' Rights	D-9
10.8	Nonassignability of Stock Units	D-9
10.9	Substitute Stock Unit	D-9
ARTICLE 11	PROTECTION AGAINST DILUTION	D-10
11.1	Adjustments	D-10
11.2	Dissolution or Liquidation	D-10
11.3	Reorganizations	D-10
ARTICLE 12	DEFERRAL OF AWARDS	D-10
ARTICLE 13	AWARDS UNDER OTHER PLANS	D-11
ARTICLE 14	PAYMENT OF DIRECTORS' FEES IN SECURITIES	D-11
14.1	Effective Date	D-11
14.2	Elections to Receive NSOs, Restricted Shares or Stock Units	D-11
14.3	Number and Terms of NSOs, Restricted Shares or Stock Units	D-11
ARTICLE 15	LIMITATION ON RIGHTS	D-11
15.1	Retention Rights	D-11
15.2	Shareholders' Rights	D-12
15.3	Regulatory Requirements	D-12
ARTICLE 16	WITHHOLDING TAXES	D-12
16.1	General	D-12
16.2	Share Withholding	D-12
ARTICLE 17	FUTURE OF THE PLAN	D-12
17.1	Term of the Plan	D-12
17.2	Amendment or Termination	D-12
ARTICLE 18	LIMITATION ON PAYMENTS	D-13
18.1	Scope of Limitation	D-13
18.2	Basic Rule	D-13
18.3	Reduction of Payments	D-13
18.4	Overpayments and Underpayments	D-13
18.5	Related Corporations	D-14
ARTICLE 19	DEFINITIONS	D-14
ARTICLE 20	EXECUTION	D-18

D-ii

Overland Storage, Inc.

2003 Equity Incentive Plan

ARTICLE 1.    INTRODUCTION.

        The Board adopted the Plan effective as of the Effective Date. The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

        The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions).

ARTICLE 2.    ADMINISTRATION.

        2.1    Committee Composition.    The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

          (a)   Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

          (b)   Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

        2.2    Committee Responsibilities.    The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan.

        2.3    Committee for Non-Officer Grants.    The Board may also appoint a secondary committee of the Board, which shall be composed of two or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not Officers or Directors of the Company, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

        2.4    Scope of Discretion.    On all matters for which the Plan confers the authority, right or power on the Board, the Committee, or a secondary committee to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. In making its decisions, the Board, Committee or secondary committee need not treat all persons eligible to receive Awards, all Participants, or all Awards the same way. Notwithstanding anything herein to the contrary, and except as provided in Section 17.2, the discretion of the Board, Committee or secondary committee is subject to the specific provisions and specific limitations of the Plan, as well as all rights conferred on specific Participants by Award agreements and other agreements entered into pursuant to the Plan.

        2.5    Rules of Interpretation.    Any reference to a "Section" or "Article," without more, is to a Section or Article of the Plan. Captions and titles are used for convenience in the Plan and shall not, by themselves, determine the meaning of the Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.

        2.6    Unfunded Plan.    The Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of the Plan, the grant of Awards, or the issuance of Common Shares. The Company and the Committee shall not be deemed to be a trustee of stock or cash to be awarded under the Plan. Any obligations of the Company to any Participant shall be based solely upon contracts entered into under the Plan. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Committee shall be required to give any security or bond for the performance of any such obligations.

ARTICLE 3.    SHARES AVAILABLE FOR GRANTS.

        3.1    Basic Limitation.    Common Shares issued pursuant to the Plan shall be authorized but unissued shares. The number of Common Shares initially reserved for issuance over the term of the Plan shall not exceed 4,727,827 Common Shares. Such reserve shall consist of (i) the number of Common Shares available for issuance, as of the Effective Date, under the Prior Plans, plus (ii) those Common Shares issued under the Prior Plans that are forfeited or repurchased at original cost by the Company after the Effective Date, or that are issuable upon exercise of options granted pursuant to the Prior Plans that expire or become unexercisable for any reason without having been exercised in full after the Effective Date, plus (iii) an additional increase of 400,000 Common Shares approved by the Company's shareholders on the Effective Date, plus (iv) an additional increase of 1,000,000 Common Shares approved by the Company's shareholders on or about November 15, 2004. Subject to Section 3.3, any Common Shares to which Options or SARs pertain shall be counted against the reserve as one (1) Common Share for every one (1) Common Share subject to such Awards. Subject to Section 3.3 and Article 13, any Common Shares to which Restricted Shares or Stock Units pertain shall be counted against the reserve as two (2) Common Shares for every one (1) Common Share subject to such Awards. The maximum aggregate number of Common Shares that may be issued under the Plan through ISOs is 4,727,827. The limitations of this Section 3.1 shall be subject to adjustment pursuant to Article 11. The number of Common Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Common Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient shares to satisfy the requirements of the Plan.

        3.2    Dividend Equivalents.    Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Common Shares available for Awards.

        3.3    Additional Shares.    If Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan. If Restricted Shares are forfeited, then such Common Shares (multiplied by 2) shall again become available for Awards under the Plan. If Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. Subject to Article 13, if Stock Units are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares (multiplied by 2 to the extent the reserve under Section 3.1 was depleted on a 2-for-1 basis with respect to such Stock Units) shall again become available for Awards under the Plan. Subject to Article 13, if Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units (multiplied by 2 to the extent the reserve under Section 3.1 was depleted on a 2-for-1 basis with respect to such Stock Units) shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited. The provisions of this Section 3.3 shall be subject to adjustment pursuant to Article 11.

ARTICLE 4.    ELIGIBILITY.

        4.1    Incentive Stock Options.    Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.

        4.2    Other Grants.    Employees, Outside Directors and Consultants, including prospective Employees, Directors and Consultants conditioned on the beginning of their Service, shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

        4.3    Section 162(m) Limitation.

          (a)    Options And SARs.    Subject to the provisions of this section 4.3, for so long as the Company is a "publicly held corporation" within the meaning of Section 162(m) of the Code: (i) no Employee may be granted one or more SARs and Options within any fiscal year of the Company under the Plan to purchase more than 400,000 Common Shares under Options or to receive compensation calculated with reference to more than that number of Common Shares under SARs, subject to adjustment pursuant to Article 11. If an Option or SAR is cancelled without being exercised, that cancelled Option or SAR shall continue to be counted against the limit on Awards that may be granted to any individual under this Section 4.3.

          (b)    Cash Awards And Stock Awards.    Any Award intended as "qualified performance-based compensation" within the meaning of section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions. The Committee shall have the discretion to determine the time and manner of compliance with section 162(m) of the Code.

ARTICLE 5.    OPTIONS.

        5.1    Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation.

        5.2    Number of Shares.    Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 11.

        5.3    Exercise Price.    Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an Option shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant (and shall not be less than 110% of the Fair Market Value for an ISO granted to a Ten Percent Shareholder).

        5.4    Exercisability and Term.    Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (and shall not exceed 5 years from the date of grant for a Ten Percent Shareholder). If an Optionee changes status from an Employee to a Consultant or Outside Director, that Optionee's ISOs become NSOs if not exercised within the three-month period beginning with the Optionee's termination of Service as an Employee for any reason other than the Optionee's death or disability (as defined in Section 22(e) of the Code). An ISO shall be treated as an NSO if it remains exercisable after, and is not exercised within, the three-month period described above. If an Optionee's Service terminates due to disability, any ISO held by such Optionee shall be treated as an NSO if it remains exercisable after, and is not exercised within, one year after termination of the Optionee's Service. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

        5.5    Effect of Change in Control.    The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. However, in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent. In addition, acceleration of exercisability may be required under Section 11.3.

        5.6    Nonassignability of Options.    Except as determined by the Committee, no Option shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Participant. No rights under an ISO may be transferred by the Participant, other than to a trust where under section 671 of the Code and other Applicable Law the Participant is considered the sole beneficial owner of the option while it is held in trust, or by will or the laws of descent and distribution. The Company's compliance with a Domestic Relations Order, or the exercise of an ISO by a guardian or conservator appointed to act for the Participant, shall not violate this Section 5.6.

        5.7    Substitute Options.    The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or a Parent, Subsidiary or Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Substitute Options may be NSOs or ISOs. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to the provisions of Article 11) Substitute Options shall be Options to purchase Common Shares rather than equity securities of the granting entity and shall have an Exercise Price adjusted appropriately, as determined by the Board.

        5.8    Limitation on ISOs.    Options intended to be ISOs that are granted to any single Optionee under all incentive stock option plans of the Company and its Parents or Subsidiaries, including ISOs granted under the Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an Option vests with respect to a given Common Share the first time its holder may purchase that Common Share, notwithstanding any right of the Company to repurchase that Common Share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be ISOs as NSOs. The stock options or portions of stock options to be reclassified as NSOs are those with the highest option prices, whether granted under the Plan or any other equity compensation plan of the Company or any Parent, Subsidiary or Affiliate that permits that treatment. This Section 5.8 shall not cause an ISO to vest before its original vesting date or cause an ISO that has already vested to cease to be vested.

ARTICLE 6.    PAYMENT FOR OPTION SHARES.

        6.1    General Rule.    The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents denominated in U.S. dollars (except as specified by the Committee for non-U.S. Employees or non-U.S. sub-plans) at the time when such Common Shares are purchased, except as follows:

          (a)   In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

          (b)   In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

        6.2    Exercise/Sale.    To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company; provided that to the extent the Company would be deemed to extend or arrange for the extension of credit in the form of a personal loan to an Optionee under the foregoing procedure, no Officer or Director may use the foregoing procedure to pay the Exercise Price.

        6.3    Other Forms of Payment.    To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7.    AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

        7.1    Annual Grants.    Upon the conclusion of each regular annual meeting of the Company's shareholders held in the year 2003 or thereafter, each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO covering 18,000 Common Shares, except that such NSO shall not be granted in a calendar year in which the same Outside Director holds a nonqualified stock option issued with respect to Board Service under a Prior Plan which is not fully vested upon the date of such annual meeting. NSOs granted under this Section 7.1 shall become exercisable in twelve (12) equal monthly installments over the twelve-month period commencing on the first monthly anniversary of the date of grant, with the last vesting date being the first annual anniversary of the date of grant, subject to continuing Service. An Outside Director who previously was an Employee shall be eligible to receive grants under this Section 7.1.

        7.2    Initial Grants.    Each Outside Director who first becomes a member of the Board after the Effective Date shall receive a one-time grant of an NSO covering the number of Common Shares determined by multiplying 1,500 by the whole number of months remaining until the next regular annual meeting of the Company's shareholders, giving credit for any partial month. Such NSO shall be granted on the date when such Outside Director first joins the Board and shall become exercisable in equal monthly installments commencing on the first monthly anniversary of the date of grant and ending on the date of such next annual meeting, with the last vesting date being the date of such next annual meeting, subject to continuing Service. An Outside Director who previously was an Employee shall be eligible to receive a grant under this Section 7.2.

        7.3    Replenishment Grants.    Each Outside Director who currently holds any nonqualified stock option issued with respect to Board Service under a Prior Plan which was not fully vested upon the date of a regular annual meeting of the Company's shareholders held in the year 2003 or thereafter, shall upon the date that all such nonqualified options become fully vested, receive a one-time grant of an NSO covering the number of Common Shares determined by multiplying 1,500 by the whole number of months remaining until the next regular annual meeting of the Company's shareholders, giving credit for any partial month. Such NSO shall become exercisable in equal monthly installments commencing on the first monthly anniversary of the date of grant and ending on the date of such next annual meeting, with the last vesting date being the date of such next annual meeting, subject to continuing Service. An Outside Director who previously was an Employee shall be eligible to receive a grant under this Section 7.3.

        7.4    Accelerated Exercisability.    All NSOs granted to an Outside Director under this Article 7 shall also become exercisable in full in the event that:

          (a)   Such Outside Director's Service terminates because of death or total and permanent disability; or

          (b)   The Company is subject to a Change in Control before such Outside Director's Service terminates.

Acceleration of exercisability may also be required by Section 11.3.

        7.5    Exercise Price.    The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2 and 6.3.

        7.6    Term.    All NSOs granted to an Outside Director under this Article 7 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date three (3) months after the termination of such Outside Director's Service for any reason other than death or total and permanent disability or (c) the date twelve (12) months after the termination of such Outside Director's Service because of death or total and permanent disability.

ARTICLE 8.    STOCK APPRECIATION RIGHTS.

        8.1    SAR Agreement.    Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

        8.2    Number of Shares.    Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11.

        8.3    Exercise Price.    Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

        8.4    Exercisability and Term.    Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. The grant or vesting of an SAR may be made contingent on the achievement of performance conditions. An SAR Agreement may provide for accelerated exercisability in the event of the

Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

        8.5    Effect of Change in Control.    The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that the Company is subject to a Change in Control or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of exercisability may be required under Section 11.3.

        8.6    Exercise of SARs.    Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine, over the period or periods set forth in the SAR Agreement. An SAR Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of an SAR, on an aggregate basis or as to any Participant. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

        8.7    Nonassignability of SARs.    Except as determined by the Committee, no SAR shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution. However, SARs may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Participant.

        8.8    Substitute SARs.    The Board may cause the Company to grant Substitute SARs in connection with the acquisition by the Company or a Parent, Subsidiary or Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Unless and to the extent specified otherwise by the Board, Substitute SARs shall have the same terms and conditions as the SARs they replace, except that (subject to the provisions of Article 11) Substitute SARs shall be exercisable with respect to the Fair Market Value of Common Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflect that substitution.

ARTICLE 9.    RESTRICTED SHARES.

        9.1    Restricted Stock Agreement.    Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

        9.2    Payment for Awards.    Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, labor done, services actually rendered to the Company or for its benefit or in its reorganization, debts or securities cancelled, tangible or intangible property actually received either by the Company or a wholly-owned subsidiary, and promissory notes (provided the recipient is an Employee who is not a Director or Officer at the time of grant). All cash and cash equivalents shall be dominated in U.S. dollars except as specified by the Committee for non-U.S. Employees or non-U.S. sub-plans.

        9.3    Vesting Conditions.    Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. The Committee may include among such conditions the achievement of Objectively Determinable Performance Conditions. In no event shall the number of Restricted Shares which are subject to performance-based vesting conditions and which are granted to any one Participant in any single fiscal year of the Company exceed 100,000, subject to adjustment in accordance with Article 11. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to an Involuntary Termination after a Change in Control.

        9.4    Voting and Dividend Rights.    The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other shareholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

        9.5    Nonassignability of Restricted Shares.    Except as determined by the Committee, no Restricted Shares shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution until such time as the Restricted Shares have vested. Notwithstanding anything to the contrary herein, Restricted Shares may be transferred and exercised in accordance with a Domestic Relations Order.

        9.6    Substitute Restricted Shares.    The Board may cause the Company to grant Substitute Restricted Shares in connection with the acquisition by the Company or a Parent, Subsidiary or Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Restricted Shares shall have the same terms and conditions as the restricted shares they replace, except that (subject to the provisions of Article 11) Substitute Restricted Shares shall be Common Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflect the substitution. Any such Substituted Restricted Shares shall be granted effective on the effective date of the acquisition.

ARTICLE 10.    STOCK UNITS.

        10.1    Stock Unit Agreement.    Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

        10.2    Payment for Awards.    To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

        10.3    Vesting Conditions.    Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. The Committee may include among such conditions the achievement of Objectively Determinable Performance Conditions. In no event shall the number of Stock Units which are subject to performance-based vesting conditions and which are granted to any one Participant in any single fiscal year of the Company exceed 100,000, subject to adjustment in accordance with Article 11. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control or in the event that the Participant is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of vesting may be required under Section 11.3.

        10.4    Voting and Dividend Rights.    The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both, as determined by the Committee. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

        10.5    Form and Time of Settlement of Stock Units.    Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee, over the period or periods established by the Committee. A Stock Unit Award may place limits on the amount that may be paid over any specified period or periods, on an aggregate basis or as to any Participant. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on performance criteria. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Distribution on settlement may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

        10.6    Death of Recipient.    Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

        10.7    Creditors' Rights.    A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

        10.8    Nonassignability of Stock Units.    Except as determined by the Committee, no Stock Unit Award shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution. Notwithstanding anything to the contrary herein, Stock Unit Awards may be transferred and exercised in accordance with a Domestic Relations Order.

        10.9    Substitute Stock Unit.    The Board may cause the Company to grant Substitute Stock Units in connection with the acquisition by the Company or a Parent, Subsidiary or Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Units shall have the same terms and conditions as the stock units they replace, except that (subject to the provisions of Article 11) Substitute Stock Units shall be settled with respect to the Fair Market Value of the Common Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflect the substitution.

ARTICLE 11.    PROTECTION AGAINST DILUTION.

        11.1    Adjustments.    In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding adjustments shall automatically be made in each of the following:

          (a)   The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

          (b)   The number of Common Shares covered by automatic grants pursuant to Sections 7.1, 7.2 and 7.3;

          (c)   The limitations set forth in Sections 4.3(a), 9.3 and 10.3;

          (d)   The number of Common Shares covered by each outstanding Option and SAR;

          (e)   The Exercise Price under each outstanding Option and SAR; or

          (f)    The number of Stock Units included in any prior Award that has not yet been settled.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 11, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

        11.2    Dissolution or Liquidation.    To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

        11.3    Reorganizations.    In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards. In the event of a Divestiture, the Board may, but need not, direct that one or more of the foregoing actions be taken with respect to Awards held by, for example, Employees, Outside Directors or Consultants for whom the transaction or event resulted in a termination of Service. The Board need not adopt the same rules for each Award or Participant.

ARTICLE 12.    DEFERRAL OF AWARDS.

        The Committee (in its sole discretion) may permit or require a Participant to:

          (a)   Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

          (b)   Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

          (c)   Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Participant.

        A deferred compensation account established under this Article 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.

ARTICLE 13.    AWARDS UNDER OTHER PLANS.

        The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under the Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3. Notwithstanding the foregoing, Common Shares issued pursuant to this Article 13 shall be counted against the Plan reserve as one (1) Common Share to the extent such shares are issued in respect of awards under other plans or programs that have substantially similar terms and conditions to Options or SARs granted under the Plan, including, with respect to stock options or equivalent securities, an exercise price at least equal to the fair market value of the securities for which the stock option or equivalent security is exercisable, measured at the date of grant.

ARTICLE 14.    PAYMENT OF DIRECTORS' FEES IN SECURITIES.

        14.1    Effective Date.    No provision of this Article 14 shall be effective unless and until the Board has determined to implement such provision.

        14.2    Elections to Receive NSOs, Restricted Shares or Stock Units.    An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 14 shall be filed with the Company on the prescribed form.

        14.3    Number and Terms of NSOs, Restricted Shares or Stock Units.    The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The Board shall also determine the terms of such NSOs, Restricted Shares or Stock Units.

ARTICLE 15.    LIMITATION ON RIGHTS.

        15.1    Retention Rights.    Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee,

Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's articles of incorporation and by-laws and a written employment agreement (if any).

        15.2    Shareholders' Rights.    A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

        15.3    Regulatory Requirements.    Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all Applicable Law. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all Applicable Law relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 16.    WITHHOLDING TAXES.

        16.1    General.    To the extent required by Applicable Law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

        16.2    Share Withholding.    To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered.

ARTICLE 17.    FUTURE OF THE PLAN.

        17.1    Term of the Plan.    The Plan, as set forth herein, shall become effective on the Effective Date. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 that was approved by the Company's shareholders.

        17.2    Amendment or Termination.    The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by Applicable Law. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not impair the rights of any Participant under any Award previously granted under the Plan unless the Participant consents to such amendment. The Board or the Committee may amend the terms of any existing Award, prospectively or retroactively, but no such amendment shall impair the rights of any Participant unless the Participant consents to such amendment. The Board or the Committee may not amend the terms of any Option to reduce the Exercise Price (except pursuant to Article 11), or cancel any Option and grant a new Opinion with a lower Exercise Price such that the effect would be the same as reducing the Exercise Price, without the approval of the Company's shareholders. Notwithstanding anything herein to the contrary, no consent of a Participant shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Article 11, is in the best interests of the Company or its shareholders. The Board may, but need not, take the tax or accounting consequences to affected Participants into consideration in acting under the preceding sentence. Those decisions shall be final, binding and conclusive. Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it under the Plan with respect to Awards granted before the termination notwithstanding that Awards become exercisable or are to be settled after the termination.

ARTICLE 18.    LIMITATION ON PAYMENTS.

        18.1    Scope of Limitation.    This Article 18 shall apply to an Award only if:

          (a)   The after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under section 4999 of the Code), will be greater after the application of this Article 18 than it was before the application of this Article 18; or

          (b)   The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 18 (regardless of the after-tax value of such Award to the Participant).

If this Article 18 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

        18.2    Basic Rule.    In the event that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 18, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

        18.3    Reduction of Payments.    If any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 18, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Company under this Article 18 shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

        18.4    Overpayments and Underpayments.    As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Company hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced

Amount hereunder. In the event that the Company, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Company believes in good faith has a high probability of success, determine that an Overpayment has been made, the Participant shall repay the amount of the Overpayment to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount that is subject to taxation under section 4999 of the Code and further provided that no amount shall be payable by an Officer or Director if such obligation would be a violation of Applicable Law. In the event that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

        18.5    Related Corporations.    For purposes of this Article 18, the term "Company" shall include affiliated corporations in accordance with section 280G(d)(5) of the Code.

ARTICLE 19.    DEFINITIONS.

        19.1 "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

        19.2 "Applicable Law" means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Common Shares are listed or quoted, applicable to the taking or refraining from taking of any action under the Plan, including the administration of the Plan and the issuance or transfer of Awards.

        19.3 "Award" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

        19.4 "Board" means the Company's Board of Directors, as constituted from time to time.

        19.5 "Cause" means (a) acts or omissions constituting gross negligence, recklessness or willful misconduct with respect to the Participant's obligations or otherwise relating to the business of the Company; (b) the Participant's material breach of a written agreement between the Participant and the Company (or a Parent, Subsidiary or Affiliate); (c) conviction or entry of a plea of nolo contendere for fraud, misappropriation or embezzlement, or any felony or crime of moral turpitude; (d) dishonesty or involvement in any conduct that adversely affects the Company's name or public image or is otherwise detrimental to the Company's business interests; (e) willful neglect of duties; or (f) unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or the Parent, Subsidiary or Affiliate employing the Participant) may consider as grounds for the discharge of the Participant without Cause. The Committee shall be entitled to determine "Cause" based on the Committee's good faith belief.

        19.6 "Change in Control" means:

          (a)   The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

          (b)   The sale, transfer or other disposition of all or substantially all of the Company's assets;

          (c)   A change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors;

          (d)   Any transaction as a result of which the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not affiliated with the offeror do not recommend such shareholders accept; or

          (e)   A Divestiture; provided that a Divestiture shall be a Change in Control only to the extent that the Board determines that such Divestiture constitutes a Change in Control, and then only for those Participants for whom the Board has expressly resolved that such Divestiture constitutes a Change in Control for such Participants. In making such determination, the Board need not adopt the same rules for each Award or Participant.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction. The Committee shall determine whether an event shall be treated as a Change of Control.

        19.7 "Code" means the Internal Revenue Code of 1986, as amended.

        19.8 "Committee" means a committee of the Board, as described in Article 2.

        19.9 "Common Share" means one share of the common stock of the Company.

        19.10 "Company" means Overland Storage, Inc., a California corporation.

        19.11 "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor.

        19.12 "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

        19.13 "Divestiture" means a transaction or event where the Company or a Parent, Subsidiary or Affiliate sells or otherwise transfers its equity securities to a person or entity other than the Company or a Parent, Subsidiary or Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, where the Board specifies that such transaction or event constitutes a "Divestiture."

        19.14 "Domestic Relations Order" means a "domestic relations order" as defined in, and otherwise meeting the requirements of, section 414(p) of the Code, except that reference to a "plan" in that definition shall be to the Plan.

        19.15 "Director" means a member of the Board of Directors of the Company.

        19.16 "Effective Date" means the earliest date on which the Plan has been adopted by the Board and approved by the Company's shareholders.

        19.17 "Employee" means a common law employee of the Company, a Parent, a Subsidiary or an Affiliate. Notwithstanding the foregoing, individuals who are classified by the Company or a Parent, Subsidiary or Affiliate as (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers, shall not be deemed Employees. The Company's or a Parent's, Subsidiary's or Affiliate's classification of an individual as an "Employee" (or as not an "Employee") for purposes of the Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. A Participant shall not cease to be an Employee due to transfers between locations of the Company, or among the Company and a Parent, Subsidiary or Affiliate, or to any successor to the Company or a Parent, Subsidiary or Affiliate that assumes an Optionee's Options under Section 11.3. Neither service as a Director nor receipt of a director's fee shall be sufficient to make a Director an "Employee."

        19.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        19.19 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

        19.20 "Fair Market Value" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

        19.21 "Involuntary Termination" means the termination of the Participant's Service by reason of:

          (a)   The involuntary discharge of the Participant by the Company (or the Parent, Subsidiary or Affiliate employing him or her) for reasons other than Cause; or

          (b)   The voluntary resignation of the Participant following (i) a material adverse change in his or her title, stature, authority or responsibilities with the Company (or the Parent, Subsidiary or Affiliate employing him or her), (ii) a material reduction in his or her base salary or (iii) receipt of notice that his or her principal workplace will be relocated by more than 90 miles.

        19.22 "ISO" means an incentive stock option described in section 422(b) of the Code.

        19.23 "NSO" means a stock option not described in sections 422 or 423 of the Code.

        19.24 "Objectively Determinable Performance Condition" shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of Service to which it relates, or (2) before the elapse of 25% of the period of Service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or a Parent, Subsidiary or Affiliate, and/or an individual business unit.

        19.25 "Officer" means an officer of the Company as defined in Rule 16D-1 adopted under the Exchange Act.

        19.26 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

        19.27 "Optionee" means an individual or estate who holds an Option or SAR.

        19.28 "Outside Director" means a member of the Board who is not an Employee.

        19.29 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

        19.30 "Participant" means (i) a person to whom an Award has been granted, including a holder of a Substitute Award; or (ii) a person to whom an Award has been transferred in accordance with the applicable requirements of Sections 5.6, 8.7, 9.5, or 10.8

        19.31 "Plan" means this Overland Storage, Inc. 2003 Equity Incentive Plan, as amended from time to time.

        19.32 "Prior Plans" means the Company's 1995 Stock Option Plan, 1997 Executive Stock Option Plan, 2000 Stock Option Plan, and 2001 Supplemental Stock Option Plan, each as in effect on the Effective Date.

        19.33 "Restricted Share" means a Common Share awarded pursuant to Article 9 of the Plan.

        19.34 "Restricted Stock Agreement" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

        19.35 "SAR" means a stock appreciation right granted under the Plan.

        19.36 "SAR Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

        19.37 "Service" means service as an Employee, Outside Director or Consultant. Unless otherwise determined by the Committee or otherwise provided in the Plan or Award agreement, Service shall continue notwithstanding a change in status from an Employee, Consultant or Outside Director to another such status. An event that causes a Parent, Subsidiary or Affiliate to cease having status as a Parent, Subsidiary or Affiliate shall be deemed to discontinue the Service of that entity's Employees, Outside Directors and Consultants unless such persons retain the status of Employee, Outside Director or Consultant of the Company or a remaining Parent, Subsidiary or Affiliate.

        19.38 "Stock Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

        19.39 "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

        19.40 "Stock Unit Agreement" means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

        19.41 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

        19.42 "Substitute Award" means a Substitute Option, Substitute SAR, Substitute Restricted Share or Substitute Stock Unit granted in accordance with the terms of the Plan.

        19.43 "Substitute Option" means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

        19.44 "Substitute SAR" means a SAR granted in substitution for, or upon the conversion of, a stock appreciation right granted by another entity with respect to equity securities in the granting entity.

        19.45 "Substitute Restricted Share" means a Restricted Share granted in substitution for a restricted share granted by another entity with respect to equity securities in the granting entity.

        19.46 "Substitute Stock Unit" means a Stock Unit granted in substitution for, or upon the conversion of, a stock unit granted by another entity with respect to equity securities in the granting entity.

        19.47 "Ten Percent Shareholder" means any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary on the date of Option grant.

ARTICLE 20.    EXECUTION.

        To record the adoption of the Plan by the Board, approval by the Company's shareholders of Plan effective on November 17, 2003, approval of amendments adopted by the Board on September 29, 2004 and approval by the Company's shareholders of such amendments on November 15, 2004, the Company has caused its duly authorized officer to execute this document in the name of the Company.

OVERLAND STORAGE, INC.
By:
Title:

Overland Storage, Inc.

2003 Equity Incentive Plan

PLAN HISTORY

Date	Action
September 6, 2003	Adopted by Board of Directors, subject to shareholder approval.
November 17, 2003	Approved by Shareholders. Effective Date of Plan.
September 29, 2004
Amendments approved by Board of Directors, subject to shareholder approval: (i) increase in Common Shares reserved for issuance over the term of the Plan by 1,000,000 shares; (ii) addition of a requirement that any Common Shares to which Restricted Shares or Stock Units pertain shall be counted against the reserve as two (2) Common Shares for every one (1) Common Share subject to such Awards; and (iii) deletion of the limitation formerly set forth in Section 3.3 limiting the number of Restricted Shares and Stock Units.
November 15, 2004	Amendments approved by shareholders. Effective date of amendments. (Pending)

OVERLAND STORAGE, INC.	2004 Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I appoint Christopher Calisi and Vernon A. LoForti, or either of them, with power of substitution to each, to vote all shares of common stock which I have power to vote at the annual meeting of shareholders of Overland Storage, Inc. to be held on Monday, November 15, 2004 at 9:00 a.m., or at any adjournment or postponement thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares. My appointed proxies are authorized in their discretion to vote upon such other business as may properly come before the annual meeting.

(CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE)

Thank You For Voting

There are three ways to vote your Proxy.	COMPANY #
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m., Central Time, on November 12, 2004.

  •
  Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE VIA INTERNET — http://www.eproxy.com/ovrl/ — QUICK *** EASY *** IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m., Central Time, on November 12, 2004.

  •
  Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Overland Storage, Inc., c/o Wells Fargo Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

V    Please detach here    V

The Directors Recommend a Vote "FOR" Items 1, 2, and 3

1.	ELECTION OF DIRECTORS:	01 Christopher Calisi 02 Robert A. Degan 03 Scott McClendon	04 John Mutch 05 Michael Norkus 06 Peter Preuss	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's number in the space provided at right.)
2.	APPROVE AMENDMENTS TO THE 2003 EQUITY INCENTIVE PLAN:	☐	For	☐	Against	☐	Abstain
3.	RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS:	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:	Date:
Signature(s) in Box
Please sign exactly as your name(s) appear to the left. When signing in a fiduciary or representative capacity, please add your full title. If shares are registered in more than one name, all holders must sign. If signature is for a corporation or partnership, the handwritten signature and title of an authorized officer or person is required, together with the full company name.

QuickLinks

BOARD STRUCTURE AND COMPENSATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO THE 2003 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 RATIFICATION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PRINCIPAL ACCOUNTANT FEES AND SERVICES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
OVERLAND STORAGE, INC. BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER (Approved November 17, 2003)
OVERLAND STORAGE, INC. BOARD OF DIRECTORS COMPENSATION COMMITTEE CHARTER (Approved April 19, 2004)
OVERLAND STORAGE, INC. BOARD OF DIRECTORS NOMINATING AND GOVERNANCE COMMITTEE CHARTER (Approved September 22, 2003; revised November 17, 2003)
OVERLAND STORAGE, INC. 2003 EQUITY INCENTIVE PLAN (AS ADOPTED EFFECTIVE NOVEMBER 17, 2003 AND AMENDED EFFECTIVE NOVEMBER 15, 2004)